UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO

SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934

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VMWARE, INC.

(Name of Registrant As Specified In Its Charter)

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PRELIMINARY INFORMATION STATEMENT—SUBJECT TO COMPLETION

VMWARE, INC.

3410 Hillview Avenue

Palo Alto, CA 94304

NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                    , 2021

Dear Stockholder:

This notice of action by written consent and the accompanying information statement (the “Information Statement”) is being furnished by the Board of Directors (the “Board”) of VMware, Inc., a Delaware corporation (“VMware,” the “Company,” “we,” “us” or “our”), to the holders of record of the outstanding shares of VMware Class A common stock, $0.01 par value per share (“Class A Stock”), and VMware Class B common stock, $0.01 par value per share (“Class B Stock”) (together with the Class A Stock, the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to inform VMware’s stockholders that on April 13, 2021, EMC Corporation, EMC Equity Assets LLC and VMW Holdco LLC (collectively, the “EMC Entities”), each, a wholly owned subsidiary of Dell Technologies Inc., a Delaware corporation (“Dell”), and, collectively, as of such date, holders of (i) all of the outstanding shares of Class B Stock and (ii) more than 80% of the total outstanding voting power of the Common Stock, acted by written consent (the “Written Consent”) in lieu of a special meeting of the stockholders. The Written Consent, which is attached hereto as Annex A, approved each of the following amendments to the Company’s Certificate of Incorporation and Bylaws (collectively, the “Amendments”), in each case, in connection with the Separation and Distribution Agreement, dated as of April 14, 2021, entered into by and between the Company and Dell (the “Separation and Distribution Agreement”):

•

the Certificate of Amendment to VMware’s Amended and Restated Certificate of Incorporation (the “Current Charter”), attached hereto as Annex B, which, among other things, (i) provides for the automatic conversion of Class B Stock into Class A Stock upon the written election of the holders of a majority of the shares of Class B Stock in connection with a distribution of Class B Stock to the holders of record of shares of Dell (a “Distribution”) and (ii) modifies the definition of “EMC” in the Current Charter to include Dell and its successors, subject to certain exceptions (the “Conversion Charter Amendment”);

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the Second Amended and Restated Bylaws of the Company, attached hereto as Annex C, which, among other things, modifies the definition of “EMC” to include Dell and its successors (the “Initial A&R Bylaws”);

•

the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Annex D, which, among other things, (i) removes references to the Class B Stock and any rights, privileges and preferences thereof, (ii) removes the stockholder approval rights of holders of Class B Stock, the EMC Entities and Dell and the corporate opportunities waiver in favor of the EMC Entities and (iii) provides that the directors on the Board may be removed only for cause (the “Post-Distribution A&R Charter”); and

•

the Third Amended and Restated Bylaws of the Company, attached hereto as Annex E, which, among other things, (i) removes references to the Class B Stock and any rights, privileges and preferences thereof, (ii) removes any rights, privileges and preferences in favor of the EMC Entities, (iii) provides that the directors on the Board may be removed only for cause and (iv) lowers the approval threshold for amendments to certain provisions of the Company’s bylaws to 67% of votes entitled to be cast thereon (the “Post-Distribution A&R Bylaws” and together with the Conversion Charter Amendment, the Initial A&R Bylaws and the Post-Distribution A&R Charter, the “Amendments”).

This notice of action by written consent and the accompanying Information Statement are being furnished to you to inform you that the Amendments have been approved by the holders of (i) all of the issued and outstanding shares of Class B Stock and (ii) more than 80% of the total outstanding voting power of our Common Stock in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), the Current Charter, the Amended and Restated Bylaws of the Company (the “Current Bylaws”) and Rule 14c-2 promulgated under the Exchange Act. VMware is not soliciting your consent or proxy in connection with the Amendments, and no consents or proxies are requested from stockholders.

The Conversion Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which will be no earlier than the 20th calendar day following the mailing of this Information Statement and no later than 15 calendar days before the close of business on the business day immediately preceding the date on which the Distribution is consummated, and the Initial A&R Bylaws will become effective concurrently with the effectiveness of the Conversion Charter Amendment. The Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws will become effective only if the Distribution contemplated by the Separation and Distribution Agreement is consummated, which we expect to occur in the fourth quarter of calendar year 2021. In such case, the Post-Distribution A&R Charter will become effective upon its subsequent filing with the Secretary of State of the State of Delaware immediately following the consummation of the Distribution, and the Post-Distribution A&R Bylaws will become effective concurrently with the effectiveness of the Post-Distribution A&R Charter. However, there can be no assurances that the Distribution will be consummated at all, or if consummated, that it will be consummated by such time. Accordingly, there can be no assurance as to whether and when the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will become effective. You are urged to read the Information Statement in its entirety for a description of the action taken by the holders of a majority of our Common Stock.

PLEASE NOTE THAT THE EMC ENTITIES HAVE VOTED TO APPROVE AND ADOPT THE AMENDMENTS. THE NUMBER OF VOTES HELD BY THE EMC ENTITIES IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT UNDER THE DGCL, THE CURRENT CHARTER AND THE CURRENT BYLAWS FOR THE APPROVAL OF THE AMENDMENTS. CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THE AMENDMENTS.

The Information Statement accompanying this letter provides you with more specific information concerning the Amendments. We encourage you to carefully read this Information Statement and the copy of the Written Consent included as Annex A to the Information Statement.

By order of the Board of Directors

Very truly yours,

Amy Fliegelman Olli

Executive Vice President, General Counsel and Secretary

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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THE INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Information Statement is dated                , 2021 and is first being mailed to our stockholders on or about                , 2021.

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PRELIMINARY INFORMATION STATEMENT—SUBJECT TO COMPLETION

VMWARE, INC.

3410 Hillview Avenue

Palo Alto, CA 94304

INFORMATION STATEMENT

This information statement (this “Information Statement”) is first being furnished by the Board of Directors (the “Board”) of VMware, Inc., a Delaware corporation (“VMware,” the “Company,” “we,” “us” or “our”) on or about                , 2021, to the holders of record of the outstanding shares of VMware Class A common stock, $0.01 par value per share (“Class A Stock”), and VMware Class B common stock, $0.01 par value per share (“Class B Stock”) (together with the Class A Stock, the “Common Stock”).

The purpose of this Information Statement is to inform VMware’s stockholders of an action by written consent (the “Written Consent”) of EMC Corporation, EMC Equity Assets LLC and VMW Holdco LLC (collectively, the “EMC Entities”), each, a wholly owned subsidiary of Dell Technologies Inc., a Delaware corporation (“Dell”), and, collectively holders of (i) all of the outstanding shares of Class B Stock, and (ii) more than 80% of the total outstanding voting power of the Common Stock. The Written Consent, which is attached hereto as Annex A, approved each of the following amendments to the Company’s Certificate of Incorporation and Bylaws (collectively, the “Amendments”), in each case, in connection with the Separation and Distribution Agreement, dated as of April 14, 2021, entered into by and between the Company and Dell (the “Separation and Distribution Agreement”):

•

the Certificate of Amendment to VMware’s Amended and Restated Certificate of Incorporation (the “Current Charter”), attached hereto as Annex B, which, among other things, (i) provides for the automatic conversion of Class B Stock into Class A Stock upon the written election of the holders of a majority of the shares of Class B Stock in connection with a distribution of Class B Stock to the holders of record of shares of Dell (a “Distribution”) and (ii) modifies the definition of “EMC” in the Current Charter to include Dell and its successors, subject to certain exceptions (the “Conversion Charter Amendment”);

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the Second Amended and Restated Bylaws of the Company, attached hereto as Annex C, which, among other things, modifies the definition of “EMC” to include Dell and its successors (the “Initial A&R Bylaws”);

•

the Second Amended and Restated Certificate of Incorporation of the Company, attached hereto as Annex D, which, among other things, (i) removes references to the Class B Stock and any rights, privileges and preferences thereof, (ii) removes the stockholder approval rights of holders of Class B Stock, the EMC Entities and Dell and the corporate opportunities waiver in favor of the EMC Entities and (iii) provides that the directors on the Board may be removed only for cause (the “Post-Distribution A&R Charter”); and

•

the Third Amended and Restated Bylaws of the Company, attached hereto as Annex E, which, among other things, (i) removes references to the Class B Stock and any rights, privileges and preferences thereof, (ii) removes any rights, privileges and preferences in favor of the EMC Entities, (iii) provides that the directors on the Board may be removed only for cause and (iv) lowers the approval threshold for amendments to certain provisions of the Company’s bylaws to 67% of votes entitled to be cast thereon (the “Post-Distribution A&R Bylaws” and together with the Conversion Charter Amendment, the Initial A&R Bylaws and the Post-Distribution A&R Charter, the “Amendments”).

The Written Consent constitutes the consent by the holders of (i) all of the issued and outstanding shares of Class B Stock and (ii) more than 80% of the total outstanding voting power of our Common Stock in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), the Current Charter, the Amended and Restated Bylaws of the Company (the “Current Bylaws”) and Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the Amendments will not be submitted to the other stockholders of VMware for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the Amendments in accordance with the requirements of the DGCL and the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY

This summary highlights selected information in this Information Statement and may not contain all of the information about the Amendments that is important to you. You should carefully read this Information Statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the Amendments. You may obtain, without charge, copies of documents incorporated by reference into this Information Statement by following the instructions under the section of this Information Statement entitled “Where You Can Find More Information.”

Approval of the Amendments (see page 9)

On April 13, 2021, the EMC Entities delivered to VMware a written consent approving the Amendments in connection with the transactions contemplated by the Separation and Distribution Agreement (the “Transactions”). As of April 13, 2021, the EMC Entities, as record holders, and Dell, as beneficial owner, held approximately 80.6% of the voting power of the issued and outstanding Common Stock and 100% of the Class B Stock. Accordingly, the approval of the Amendments was effected in accordance with the DGCL, the Current Charter and the Current Bylaws. No further approval of the VMware stockholders is required to approve the Amendments. As a result, VMware has not solicited and will not be soliciting your vote for the approval of the Amendments and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Amendments.

Article VIII of the Current Charter and Section 2.11 of the Current Bylaws provide that, for so long as EMC Corporation is the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, any action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted. Article VI of the Current Charter requires the prior affirmative vote of the holders of a majority of the outstanding shares of the Class B Stock, voting separately as a class, to amend certain provisions of the Current Charter or Current Bylaws. Article IX of the Current Charter further requires the prior affirmative vote of holders of at least 80% of the votes entitled to be cast on any amendment of certain provisions of the Current Charter and the Current Bylaws.

In accordance with the foregoing provisions, the Written Consent is sufficient to approve the Amendments, and no further vote is required of the VMware stockholders to approve the Amendments.

A copy of the Written Consent is included as Annex A to this Information Statement. For more information, see the section of this Information Statement entitled “Approval of the Amendments.”

Agreements Related to the Amendments (see page 16)

On April 14, 2021, the Company entered into the Separation and Distribution Agreement with Dell, the beneficial owner of a majority equity stake in the Company. The Amendments are being effected in connection with the Transactions, as described below.

In accordance with the Separation and Distribution Agreement, each of the EMC Entities will directly or indirectly distribute its outstanding shares of Common Stock (the “Internal Distribution”) to Dell Inc., an indirect wholly owned subsidiary of Dell (“Dell Sub”). Following such Internal Distribution, and subject to the satisfaction of the conditions to payment described below, the Company will pay a special dividend in an aggregate amount that is not less than $11.5 billion and not more than $12.0 billion, unless otherwise mutually agreed by the parties (the “Special Dividend”), pro rata, to the holders of Common Stock, which shall be funded by cash on hand and the proceeds of debt financing.

Immediately following the payment of the Special Dividend, the separation of the Company from Dell will occur, including through the termination or settlement of certain intercompany accounts and intercompany contracts and the other transactions further described in the Separation and Distribution Agreement and the ancillary agreements contemplated therein (the “Separation”). Immediately following the receipt by Dell Sub of its pro rata portion of the Special Dividend and concurrently with the consummation of the Separation, the Distribution will be effected whereby (i) Dell Sub will distribute all of the shares of Common Stock that it received in the Internal Distribution to Denali Intermediate Inc., a wholly owned subsidiary of Dell, (ii) Denali Intermediate Inc. will distribute all such shares of Common Stock to Dell, and (iii) Dell will distribute all such shares of Common Stock to the holders of record of shares of Dell as of the record date determined pursuant to the Separation and Distribution Agreement on a pro rata basis.

Immediately following, and automatically as a result of, the Distribution, and prior to receipt thereof by Dell’s stockholders, each share of the Company’s Class B Stock will automatically convert into one fully paid and non-assessable share of the Company’s Class A Stock in accordance with clause (vi)(k) of Section C of Article IV of the Conversion Charter Amendment (the “Conversion”). Immediately following the Transactions, the Company’s Class A Stock will be the sole outstanding Common Stock.

Additionally, in connection with the Transactions, the Company, Dell and their respective affiliates entered into a Tax Matters Agreement concurrently with the Separation and Distribution Agreement and will enter into a Commercial Framework Agreement, a Stockholders Agreement, a Registration Rights Agreement, a Transition Services Agreement, a Covenant Not to Sue and Release Agreement, an IP Termination Agreement and a Governance Letter Amendment Agreement.

For more information on each of the foregoing agreements, see the section of this Information Statement entitled “Agreements Related to the Amendments.”

Interests of VMware’s Directors and Executive Officers in the Amendments (see page 22)

Certain of VMware’s directors and executive officers may have interests in the approval of the Amendments that may be different from, or in addition to, the interests of VMware’s stockholders generally. These interests may present actual or potential conflicts of interest and you should be aware of these interests. The members of the Board and a special committee of the Board comprised of Karen Dykstra, Marianne Brown, Michael Brown and Paul Sagan, each an independent and disinterested director of the Board (the “Special Committee”), were aware of and considered these interests in reaching the determination to approve the Amendments.

For more information, see the section of this Information Statement entitled “Interests of VMware’s Directors and Executive Officers in the Amendments.”

Conditions to the Transactions and Effectiveness of Amendments (see page 20)

The Conversion Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which will be no earlier than the 20th calendar day following the mailing of this Information Statement and no later than 15 calendar days before the close of business on the business day immediately preceding the date on which the Distribution is consummated (the “Distribution Date”), and the Initial A&R Bylaws will become effective concurrently with the effectiveness of the Conversion Charter Amendment. The Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws will become effective only if the Distribution contemplated by the Separation and Distribution Agreement is consummated, which we expect to occur in the fourth quarter of calendar year 2021. In such case, the Post-Distribution A&R Charter will become effective upon its subsequent filing with the Secretary of State of the State of Delaware immediately following the consummation of the Distribution, and the Post-Distribution A&R Bylaws will become effective concurrently with the effectiveness of the Post-Distribution A&R Charter. However, there can be no assurances that the Distribution will be consummated at all, or if consummated, that it will be consummated by such time.

Accordingly, there can be no assurance as to whether and when the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will become effective. You are urged to read the Information Statement in its entirety for a description of the action taken by the holders of a majority of our Common Stock.

Certain conditions to the consummation of the Distribution and the other Transactions contemplated by the Separation and Distribution Agreement include, among other things:

•	receipt of opinions from independent firms regarding surplus and solvency matters;

•	receipt of an opinion by Dell concerning the federal income tax treatment of the Distribution;

•	receipt by Dell of a private letter ruling from the Internal Revenue Service concerning the federal tax treatment of the Distribution;

•	absence of legal restraints that prohibit, enjoin or make illegal the consummation of the Transactions;

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absence of pending litigation that would reasonably be expected to prohibit, impair or materially delay the ability of the Company or Dell to consummate the Transactions on the terms contemplated by the Separation and Distribution Agreement or that seeks material damages or another material remedy in connection with the Separation and Distribution Agreement or the Transactions;

•	NYSE listing approval of the shares of Common Stock to be distributed in the Distribution;

•	accuracy of representations and warranties and compliance with covenants, subject to certain materiality standards; and

•	certain other conditions specifically related to the payment of the Special Dividend, such as VMware maintaining an investment grade credit rating.

If any of the foregoing conditions is not satisfied or waived, the Transactions will not be consummated and the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will not become effective.

For more information, please see the section of this Information Statement entitled “Agreements Related to the Amendments—Conditions to the Transactions and Effectiveness of the Amendments.”

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, Section 2.11 of the Current Bylaws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, the Company is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL, Section 2.11 of the Current Bylaws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

Dissenters’ Rights of Appraisal

Under the DGCL, the Current Charter and the Current Bylaws, the holders of shares of Class A Stock or Class B Stock, in respect of their shares of Class A Stock or Class B Stock, are not entitled to appraisal or dissenters’ rights in connection with the Amendments.

Additional Information

You can find more information about VMware in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov.

For more information, see the section of this Information Statement entitled “Where You Can Find More Information.”

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q: Why am I being sent this Information Statement?

A: The purpose of this Information Statement is to inform VMware’s stockholders that on April 13, 2021, the EMC Entities, holders of approximately 80.6% of the voting power of the total outstanding shares of Common Stock, acted by written consent in lieu of a special meeting of stockholders to approve the Amendments. Pursuant to Section 228 of the DGCL, Section 2.11 of the Current Bylaws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, VMware is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to VMware’s stockholders who have not consented in writing to such action.

Q: What actions did the Board take?

A: In connection with its consideration and approval of the Transactions, the Board, upon the recommendation of the Special Committee, unanimously approved and declared advisable the Amendments.

Q: Do I need to consent or submit a proxy in relation to the Amendments?

A: No. VMware is not soliciting your consent or proxy in connection with the Amendments and no consents or proxies are requested from stockholders.

Q: Am I entitled to appraisal rights?

A: No. The holders of shares of Class A Stock or Class B Stock, in respect of their shares of Class A Stock or Class B Stock are not entitled to dissenters’ rights or to demand appraisal of, or to receive payment for, their shares of Common Stock under the DGCL in connection with the approval of the Amendments.

Q: When do you expect the Amendments to be effective?

A: The Conversion Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which will be no earlier than the 20th calendar day following the mailing of this Information Statement and no later than 15 calendar days before the close of business on the business day immediately preceding the Distribution Date, and the Initial A&R Bylaws will become effective concurrently with the effectiveness of the Conversion Charter Amendment. The Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws will become effective only if the Distribution contemplated by the Separation and Distribution Agreement is consummated, which we expect to occur in the fourth quarter of calendar year 2021. In such case, the Post-Distribution A&R Charter will become effective upon its subsequent filing with the Secretary of State of the State of Delaware immediately following the consummation of the Distribution, and the Post-Distribution A&R Bylaws will become effective concurrently with the effectiveness of the Post-Distribution A&R Charter. However, there can be no assurances that the Distribution will be consummated at all, or if consummated, that it will be consummated by such time. Accordingly, there can be no assurance as to whether and when the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will become effective.

Q: Where can I find more information about the Company?

A: As required by law, the Company files annual, quarterly and current reports and other information with the Securities and Exchange Commission (the “SEC”) that contain additional information about the Company. You can inspect and download these materials on the SEC’s Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact the Company in writing at:

VMware, Inc.

Investor Relations

3401 Hillview Avenue

Palo Alto, California, 94304

Telephone number: (650) 427-5000

ir@vmware.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements in this Information Statement may constitute “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements, including as a result of (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Separation and Distribution Agreement, (2) the failure to obtain adequate financing sources for the Special Dividend, (3) any other failure of the Company or Dell to meet the conditions set forth in the Separation and Distribution Agreement, (4) the failure of the Company to satisfy certain rating agency criteria, (5) the effect of the announcement of the Transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the impact of the COVID-19 pandemic on the Company’s operations, financial condition, the Company’s customers, the business environment and the global and regional economies, (7) adverse changes in general economic or market conditions, (8) delays or reductions in consumer, government and information technology spending, (9) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing, and security industries, as well as new product and marketing initiatives by the Company’s competitors, (10) the ability to successfully integrate into the Company acquired companies and assets and smoothly transition services related to divested assets from the Company, (11) rapid technological changes in the virtualization software and cloud, end user, security and mobile computing industries, (12) the Company’s customers’ ability to transition to new products, platforms, services, solutions and computing strategies in such areas as containerization, modern applications, intrinsic security and networking, cloud, digital workspaces, virtualization and the software defined data center, and the uncertainty of their acceptance of emerging technology, (13) the Company’s ability to enter into, maintain and extend strategically effective partnerships, collaborations and alliances, (14) the continued risk of litigation and regulatory actions, (15) the Company’s ability to protect its proprietary technology, (16) changes to product and service development timelines, (17) risks associated with cyberattacks, information security and data privacy, (18) disruptions resulting from key management changes, (19) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers, (20) changes in the Company’s financial condition, and (21) the risks discussed in the “Risk Factors” sections of the Company’s periodic and current reports filed with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or expectations, the occurrence of unanticipated events, or otherwise.

APPROVAL OF THE AMENDMENTS

On April 13, 2021, the EMC Entities delivered to VMware a written consent approving the Amendments in connection with the Transactions. As of April 13, 2021, the EMC Entities, as record holders, and Dell, as beneficial owner, held approximately 80.6% of the voting power of the issued and outstanding Common Stock and 100% of the Class B Stock. Accordingly, the approval of the Amendments was effected in accordance with the DGCL, the Current Charter and the Current Bylaws. No further approval of the VMware stockholders is required to approve the Amendments. As a result, VMware has not solicited and will not be soliciting your vote for the approval of the Amendments and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Amendments.

Article VIII of the Current Charter and Section 2.11 of the Current Bylaws provide that, for so long as EMC Corporation is the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, any action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted. Article VI of the Current Charter requires the prior affirmative vote of the holders of a majority of the outstanding shares of the Class B Stock, voting separately as a class, to amend certain provisions of the Current Charter or Current Bylaws. Article IX of the Current Charter further requires the prior affirmative vote of holders of at least 80% of the votes entitled to be cast on any amendment of certain provisions of the Current Charter and the Current Bylaws.

In accordance with the foregoing provisions, the Written Consent is sufficient to approve the Amendments, and no further vote is required of the VMware stockholders to approve the Amendments.

Pursuant to Section 228 of the DGCL, Section 2.11 of the Current Bylaws and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written stockholder consent to those stockholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation, or whose consent we have not solicited (such date being April 13, 2021). This Information Statement is furnished solely for the purposes of advising our stockholders of the actions approved pursuant to the Written Consent and giving our stockholders notice of such action taken as required by the Exchange Act and the DGCL.

Federal securities laws state that the corporate actions contemplated in this Information Statement may not be taken until 20 days after the date of mailing of this Information Statement to VMware’s stockholders. Therefore, notwithstanding the execution and delivery of the Written Consent, the filing and effectiveness of both the Conversion Charter Amendment and the Initial A&R Bylaws will not occur until that time has elapsed. Additionally, the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will not be effective until after the consummation of the Distribution, which we expect to occur in the fourth quarter of calendar year 2021. There can be no assurances that the Distribution will be consummated at all, or if consummated, that it will be consummated by such time. Accordingly, there can be no assurance as to whether and when the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will become effective.

AMENDMENTS

The following, together with the sections entitled “Summary,” “Questions and Answers about the Amendments,” “Cautionary Statement Regarding Forward-Looking Statements,” “Agreements Related to the Amendments,” “Interests of VMware’s Directors and Executive Officers in the Amendments,” “Description of Capital Stock,” “Security Ownership of Certain Beneficial Owners and Management,” “No Appraisal or Dissenters’ Rights,” “Share Transfer Agent,” “Householding,” and “Where You Can Find More Information,” constitutes a description of certain aspects of the Amendments as required by applicable SEC regulations. Such descriptions, however, may not contain all of the information that is important to you. We encourage you to read carefully this entire Information Statement, including the Amendments attached as Annexes B – D, for a more complete understanding of the Amendments. You may obtain additional information without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 30 of this Information Statement.

Background and Reasons for the Amendments

On June 29, 2020, the Board formed the Special Committee comprised of Karen Dykstra, Marianne Brown, Michael Brown and Paul Sagan, each of whom the Board determined to be independent and disinterested directors. The Special Committee was delegated full and plenary power and authority for purposes of evaluating, negotiating, overseeing the negotiation and implementation of, and ultimately making a recommendation to the Board with respect to, a potential transaction with Dell, and all related agreements and matters relating thereto, that may include the Distribution and the payment of a special cash dividend to VMware stockholders in connection with the Distribution. The Special Committee retained Gibson, Dunn & Crutcher LLP as legal counsel and Lazard Frères & Co. LLC as financial advisor.

The Special Committee evaluated the Transactions, including the Special Dividend, the commercial arrangements described in the section entitled “Agreements Related to the Amendments” and the Amendments. The Special Committee considered, among other things, the desire for strategic and operational flexibility while preserving VMware’s strategic partnership with Dell and a simplified governance structure following the Distribution. In that regard, the Special Committee took into account:

•	the fact that Dell’s high vote Class B Stock will be converted into Class A Stock on a 1:1 basis;

•	that elimination of VMware’s dual class stock structure may increase the likelihood that VMware will be included in certain indices such as the S&P 500;

•	the impact of the proposed spin-off on VMware’s flexibility to pursue strategic transaction opportunities using VMware equity;

•	that the Special Dividend will be paid pro rata to all stockholders;

•	the conditional nature of the Special Dividend and the conditions to payment, including preservation of VMware’s investment grade status; and

•	VMware’s future commercial relationship with Dell, including with respect to collaboration on products, the joint go-to-market strategy and intellectual property licensing arrangements.

The Special Committee also considered potential risks and potentially negative factors concerning the Transactions, including the impact of the Special Dividend on VMware’s ability to pursue strategic acquisitions, share repurchases and other strategic transaction opportunities using cash.

The Special Committee also reviewed the Amendments and noted that (i) the additional conversion mechanics in the Conversion Charter Amendment were necessary to effectuate the Conversion and (ii) the revisions to the definition of “EMC” therein were appropriate in light of the timing of the Internal Distribution and the Distribution. The Special Committee also reviewed the post-closing governance of the Company as contemplated by the Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws.

At a meeting of the VMware Special Committee on April 13, 2021, the Special Committee recommended approval of the Transactions by the Board. The Board received the recommendation later on April 13, 2021 and approved the Transactions, including (i) the conditional declaration of the Special Dividend, (ii) each of the Amendments and (iii) the setting of record dates for the receipt of the Special Dividend and for determining the stockholders entitled to consent to each of the Amendments.

Conversion Charter Amendment

In connection with the Transactions, the Board, upon the recommendation of the Special Committee, unanimously approved and declared advisable, and the EMC Entities approved, the Conversion Charter Amendment. The Conversion Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which will be no earlier than the 20th calendar day following the mailing of this Information Statement and no later than 15 calendar days before the close of business on the business day immediately preceding the Distribution Date. The Conversion Charter Amendment is attached hereto as Annex B.

Amendment to Definition of “EMC”

The Current Charter provides certain rights and benefits to EMC Corporation and also provides that certain rights and benefits are retained until EMC Corporation ceases to beneficially own a specified amount of shares of Common Stock. For example, (i) until the first date on which EMC Corporation ceases to beneficially own 20% or more of the aggregate number of shares of then outstanding Common Stock, the prior affirmative vote of the holders of a majority of the outstanding shares of the Class B Stock, voting separately as a class, is required to authorize VMware to take certain specified actions (such as acquiring stock or assets of another person or entity in excess of $100,000,000), (ii) EMC Corporation has the right to call special meetings of stockholders of VMware so long as EMC Corporation is the beneficial owner of at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, and (iii) from and after the date that EMC Corporation ceases to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, any action required or permitted to be taken by stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by a written consent or consents by stockholders in lieu of such a meeting.

In connection with the Distribution, Dell will complete the Internal Distribution prior to the Distribution Date. It is possible that the Internal Distribution is completed and the Distribution Date does not occur. Accordingly, the definition of “EMC” in the Current Charter will be amended to include Dell and its successors so that the rights of EMC Corporation and its successors under the Current Charter will be retained by Dell following the Internal Distribution.

Notwithstanding the foregoing, the definition of “EMC” under the Current Charter will not be amended for purposes of the provisions therein regarding corporate opportunities. In addition, the definition of “EMC” under the Current Charter will not be amended for purposes of the restriction on VMware’s ability to enter into any arrangement or agreement with any person or entity which the Board of Directors determines to be on terms exclusionary to EMC Corporation or that are exclusive to such person or entity, where such person or entity is offering or proposes to offer products or services that are substantially equivalent to products and services offered by EMC Corporation.

Conversion of Class B Stock

The Conversion Charter Amendment provides that (i) each share of Class B Stock will automatically convert into one fully paid and non-assessable share of Class A Stock upon the written election of the holders of a majority of the shares of Class B Stock in connection with a Distribution, which election may be (A) provided to the Company prior to any such Distribution and (B) contingent upon the occurrence of such Distribution and (ii) any such election must provide that the conversion will be effective immediately following such Distribution while such shares of Class B Stock are held by the Company’s transfer agent and prior to receipt thereof by the recipients of such Distribution.

Termination of Rights of Class B Stock

Immediately upon conversion of shares of Class B Stock to Class A Stock in the manner provided above, the rights of the holders of shares of Class B Stock as such will cease, and such holders will be treated for all purposes as having become the record holder or holders of such shares of Class A Stock (with holders of shares of Class B Stock which would otherwise be entitled to dividends but for such conversion having taken place following the record date applicable for any such dividends remaining eligible to receive such dividends).

Initial A&R Bylaws

In connection with the Transactions, the Board, upon the recommendation of the Special Committee, unanimously approved and declared advisable, and the EMC Entities approved, the Initial A&R Bylaws. The Initial A&R Bylaws will become effective concurrently with the effectiveness of the Conversion Charter Amendment, which will be no earlier than the 20th calendar day following the mailing of this Information Statement and no later than 15 calendar days before the close of business on the business day immediately preceding the Distribution Date. The Initial A&R Bylaws are attached hereto as Annex C.

Amendment to Definition of EMC

Consistent with the Conversion Charter Amendment, the Initial A&R Bylaws amend the definition of “EMC” to include Dell and its successors so that the rights of EMC Corporation and its successors under the Current Charter will be retained by Dell following the Internal Distribution. Such rights include, but are not limited to, the ability to call a special meeting of stockholders of VMware, the ability to nominate directors without complying with the provisions of the Current Bylaws regarding advance notice and the ability to receive a stock list upon request.

Post-Distribution A&R Charter

In connection with the Transactions, the Board, upon the recommendation of the Special Committee, unanimously approved and declared advisable, and the EMC Entities approved the Post-Distribution A&R Charter, which will become effective only if the Distribution occurs and upon its subsequent filing with the Secretary of State of the State of Delaware, which we expect to occur immediately following the Distribution in the fourth quarter of calendar year 2021. The Post-Distribution A&R Charter is attached hereto as Annex D.

Removal of Class B Stock

The Post-Distribution A&R Charter removes all references to Class B Stock and any rights, privileges and preferences thereof so that the Company’s capital stock, immediately after giving effect to the Transactions, will consist solely of the Class A Stock and any series of preferred stock of the Company that is hereinafter authorized and issued.

The Current Charter provides that the prior affirmative vote of the holders of a majority of the outstanding shares of the Class B Stock, voting separately as a class, is required to authorize VMware to take certain specified actions (such as acquiring stock or assets of another person or entity in excess of $100,000,000). The Current Charter also includes provisions limiting the liability of VMware directors or officers who are also directors or officers of EMC Corporation in the event that such persons (i) learn of a transaction that may be a corporate opportunity for both VMware and EMC Corporation and (ii) otherwise comply with the other related provisions set forth in the Current Charter. These provisions are applicable to Michael Dell, who serves as CEO of EMC Corporation.

The Post-Distribution A&R Charter removes the special approval rights of holders of Class B Stock, and the corporate opportunities waiver in favor of the EMC Entities. Except as set forth herein, the rights, privileges and preferences of the Class A Stock will remain unchanged.

Stockholder Actions

The Current Charter provides that any action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted.

The Current Charter also provides that except as otherwise provided by a Certificate of Designations, from and after the date that EMC Corporation ceases to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, any action required or permitted to be taken by stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by a written consent or consents by stockholders in lieu of such a meeting.

Following the Distribution, EMC Corporation will cease to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class. The Post-Distribution A&R Charter provides that, subject to the rights of holders of any series of preferred stock of the Company, no action that is required or permitted to be taken by the Company’s stockholders may be effected by written consent in lieu of a meeting of the stockholders.

Removal of Directors for Cause

Pursuant to the Current Charter, the Board is divided into two groups, Group I and Group II. The holders of Class B Stock, voting separately as a class, are entitled to elect directors representing a minimum of 80% of the total number of the directors constituting the Board without vacancies (the “Group I Directors”). Holders of Class A Stock and Class B Stock, voting together as a single class, are entitled to elect the remaining number of directors (the “Group II Directors”).

The Board is also divided into three classes, with each class serving for a staggered three-year term. The Board of Directors consists of three “Class I Directors,” four “Class II Directors” and three “Class III Directors.” At each annual meeting of the Company’s stockholders, a class of directors is elected for a three-year term to succeed the directors of the same class whose terms are then expiring.

Pursuant to the Current Charter, any Group I Director may be removed from office at any time, with or without cause, by the affirmative vote of holders of at least 80% of the shares of Class B Stock, voting separately as a class. Any Group II Director may be removed from office at any time, with or without cause, by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

The Post-Distribution A&R Charter removes the designation of Group I Directors and Group II Directors, but retains the classified board with each such class serving staggered three-year terms. Pursuant to the Post-Distribution A&R Charter, any director on the Board may be removed from office only for cause and only by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

Post-Distribution A&R Bylaws

In connection with the Transactions, the Board, upon the recommendation of the Special Committee, unanimously approved and declared advisable, and the EMC Entities approved, the Post-Distribution A&R Bylaws. The Post-Distribution A&R Bylaws will become effective only if the Distribution occurs and upon the subsequent filing of the Post-Distribution A&R Charter with the Secretary of State of the State of Delaware, which we expect to occur in the fourth quarter of calendar year 2021. The Post-Distribution A&R Bylaws are attached hereto as Annex E.

Removal of Class B Stock

The Post-Distribution A&R Bylaws remove all references to each of EMC Corporation and the Class B Stock, and any rights, privileges and preferences thereof.

The Current Bylaws provide that for so long as EMC Corporation is the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, EMC Corporation may (i) call a special meeting of the stockholders of VMware, and (ii) nominate persons for election to the Board and propose other business to be considered at meetings of the stockholders of VMware without complying with the notice requirements and procedures otherwise set forth therein. The Post-Distribution A&R Bylaws remove the certain special approval rights of EMC Corporation related to its ownership of Class B Stock and all references to the Class B Stock. Except as set forth herein, the rights, privileges and preferences of the Class A Stock will remain unchanged.

Stockholder Actions

Consistent with the Current Charter, the Current Bylaws provide that any action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted.

Similarly, the Current Bylaws also provide that except as otherwise provided by a Certificate of Designations, from and after the date that EMC Corporation ceases to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, any action required or permitted to be taken by stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by a written consent or consents by stockholders in lieu of such a meeting.

Following the Distribution, EMC Corporation will cease to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class. Consistent with the Post-Distribution A&R Charter, the Post-Distribution A&R Bylaws provide that no action that is required or permitted to be taken by the Company’s stockholders may be effected by written consent in lieu of a meeting of the stockholders.

Removal of Directors for Cause

Consistent with the Post-Distribution A&R Charter, the Post-Distribution A&R Bylaws removes the designation of Group I Directors and Group II Directors. Pursuant to the Post-Distribution A&R Bylaws, any director on the Board may be removed from office only for cause and only by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

Changes in Voting Requirements

Pursuant to the Current Bylaws, the holders of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, may alter, amend or repeal any provision of the Current Bylaws or to adopt any new bylaw. The Current Bylaws also provide that from and after the date that EMC Corporation ceases to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of the Class A Stock and the holders of Class B Stock, voting together as a single class, the affirmative vote of the holders of shares representing at least 80% of votes entitled to be cast thereon, voting together as a single class, shall be required for the stockholders of VMware to alter, amend, repeal or adopt certain bylaws related to (i) annual and special meetings of the stockholders (and attendant notice and quorum requirements), (ii) the powers of the Board and number, tenure, qualifications, election and removal and replacement of directors, (iii) indemnification matters and (iv) amendments to the bylaws. The Post-Distribution A&R Bylaws lowers this threshold from 80% of votes entitled to be cast thereon to 67% of votes entitled to be cast thereon. The Post-Distribution A&R Charter similarly reduces the voting threshold required to amend these sections of the bylaws from 80% to 67%.

AGREEMENTS RELATED TO THE AMENDMENTS

The following is a summary of the main terms and provisions of the Separation and Distribution Agreement and the various other agreements entered into in connection with the Transactions among the Company, Dell, the EMC Entities and their respective affiliates. You may obtain information incorporated by reference in this Information Statement without charge by following the instructions under “Where You Can Find More Information.” The following descriptions of the Separation and Distribution Agreement, the Commercial Framework Agreement, the Stockholders Agreement, the Registration Rights Agreement, the Transition Services Agreement, the Covenant Not to Sue and Release, the IP Termination Agreement, the Tax Matters Agreement and the Governance Letter Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, including its exhibits, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on April 14, 2021.

Separation and Distribution Agreement

On April 14, 2021, the Company entered into the Separation and Distribution Agreement with Dell, the beneficial owner of a majority equity stake in the Company. The Amendments are being effected in connection with the Transactions, as described below.

In accordance with the Separation and Distribution Agreement, each of the EMC Entities will effectuate the Internal Distribution. Following the Internal Distribution, and subject to the conditions set forth in the Separation and Distribution Agreement, the Company will pay the Special Dividend, pro rata, to the holders of Common Stock.

Immediately following the payment of the Special Dividend, each of the Separation and the Distribution will occur. Immediately following, and automatically as a result of the Distribution, and prior to receipt thereof by Dell’s stockholders, the Conversion will be effected. Immediately following the Transactions, the Company’s Class A Stock will be the sole outstanding Common Stock.

The obligation of each of the Company and Dell to complete the Transactions is subject to the conditions set forth in the Separation and Distribution Agreement. For more information, see “ —Conditions to the Transactions and Effectiveness of the Amendments.”

Either the Company or Dell may terminate the Separation and Distribution Agreement if (i) the Transactions are not completed on or before January 28, 2022, (ii) a court or other governmental entity issues a final and non-appealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the Transactions, or (iii) the Company or Dell breaches certain of its representations, warranties, covenants or other agreements in the Separation and Distribution Agreement in a way that, subject to certain cure rights, would entitle the other party to seek to terminate the agreement and not consummate the Transactions.

In connection with the foregoing Transactions, (i) the Conversion Charter Amendment and Initial A&R Bylaws are being effected in connection with and to facilitate the Conversion, and (ii) the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws are being effected to remove references to the Class B Stock (which will no longer remain outstanding following the Conversion) and reflect a single class of Common Stock and to remove any rights specific to Dell and the EMC Entities.

Commercial Framework Agreement

In connection with and upon consummation of the Transactions, the Company and Dell will enter into a Commercial Framework Agreement in the form attached as an exhibit to the Separation and Distribution Agreement (the “CFA”). The CFA provides a framework under which the Company and Dell will continue their strategic commercial relationship post-transaction, particularly with respect to their joint go-to-market strategy and projects mutually agreed by the parties as having the potential to accelerate the growth of an industry, product, service, or platform or that may provide one or both parties with a strategic market opportunity. The CFA will have an initial term of five years, with automatic one-year renewals occurring annually thereafter. The Company may terminate certain obligations and statements of work entered into with Dell under the CFA in the event that Dell fails to achieve certain bookings targets (as further described in the CFA), and either party may terminate the CFA in the event of a material breach by the other party.

Stockholders Agreement

In connection with and upon consummation of the Transactions, the Company will enter into a Stockholders Agreement (the “Stockholders Agreement”) with Michael S. Dell and Susan Lieberman Dell Separate Property Trust (collectively, the “MSD Stockholders”) and SL SPV-2, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P., Silver Lake Partners V DE (AIV), L.P., and Silver Lake Technology Investors V, L.P. (collectively, the “SLP Stockholders”).

Pursuant to the Stockholders Agreement:

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for so long as the MSD Stockholders collectively beneficially own a number of shares of Common Stock equal to (i) at least 47% of the MSD Stockholders’ Initial Stake (as defined in the Stockholders Agreement) (or, if less, at least 20% of all outstanding shares of Common Stock), the MSD Stockholders will be entitled to nominate two directors for election to the Board, and (ii) at least 18% but less than 47% of the MSD Stockholders’ Initial Stake (or, if less, at least 7.5% but less than 20% of all outstanding shares of Common Stock), the MSD Stockholders will be entitled to nominate one director for election to the Board;

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for so long as the MSD Stockholders have the right to nominate a director as set forth above, and as otherwise set forth in the Stockholders Agreement, Michael S. Dell will be the Chairman of the Board;

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in addition, for so long as the SLP Stockholders collectively beneficially own a number of shares of the Common Stock equal to at least 67% of the SLP Stockholders’ Initial Stake (as defined in the Stockholders Agreement) (or, if less, at least 7.5% of all outstanding shares of Common Stock), the SLP Stockholders will be entitled to nominate one director for election to the Board;

•

if Michael S. Dell (or an immediate family member who is an MSD Stockholders’ director designee) or the SLP Stockholders’ director designee, respectively, has voted as a director in favor of a transaction relating to mergers, acquisitions or other business combinations or extraordinary transactions involving the Company (other than a sale of the Company), or the issuance of securities in connection therewith, the MSD Stockholders or the SLP Stockholders, respectively, must vote in favor of any such transaction that is recommended by the Board;

•

during the period in which the compensation and corporate governance committee of the Board (the “CCGC”) or the Board continues to nominate the director nominees of the MSD Stockholders or the SLP Stockholders, respectively (and unless the MSD Stockholders or the SLP Stockholders irrevocably renounce their rights to nominate their respective director nominees or all such director nominees have resigned from the Board), the MSD Stockholders and SLP Stockholders agree that (i) no MSD Stockholder or SLP Stockholder, respectively, shall otherwise act to seek to propose to the Company or any of its stockholders to nominate or support any person as a director who is not a director nominee of the MSD Stockholders or SLP Stockholders, as applicable, or otherwise nominated by the CCGC or the Board and (ii) at the Company’s annual meeting of stockholders (and at any other meeting of the stockholders of the Company), the MSD Stockholders and the SLP Stockholders, will, to the extent that their respective shares of Common Stock are entitled to vote thereon (or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought), (A) appear at each such meeting or otherwise cause all of the Common Stock beneficially owned by the MSD

Stockholders and the SLP Stockholders, respectively (and for which the MSD Stockholders or the SLP Stockholders, respectively, have the right to vote), as of the applicable record date, to be counted as present thereat for purposes of calculating a quorum and (B) vote (or cause to be voted), in person or by proxy, all of the MSD Stockholders’ or the SLP Stockholders’ Common Stock as of the applicable record date for each person nominated to the Board by the MSD Stockholders or the SLP Stockholders, respectively, and each other individual nominated for election to the Board by the CCGC or the Board; and

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the MSD Stockholders and the SLP Stockholders will each also agree to certain limitations on the acquisition of securities of the Company (including an agreement not to acquire Common Stock in a manner that would increase their respective ownership percentages by over 1% of the total outstanding shares of Common Stock), as well as certain standstill and voting commitments. These obligations expire upon the earliest of (i) the date on which the MSD Stockholders’ or the SLP Stockholders’, as the case may be, respective ownership of Common Stock is less than 7.5% of all outstanding shares of Common Stock, (ii) the later of (A) three years following the Distribution and (B) the 12-month anniversary of the date on which the MSD Stockholders or the SLP Stockholders, respectively, cease to have a right to designate a director nominee on the Board, or (iii) the expiration of the initial term (or earlier termination) of the CFA, which is five years.

Additionally, related person transactions between the Company, on the one hand, and the MSD Stockholders or SLP Stockholders, on the other hand, will remain subject to approval by the Related Persons Transaction Committee of the Board until the MSD Stockholders or SLP Stockholders, as the case may be, cease to (i) hold at least 10% of the Company’s outstanding Common Stock and (ii) have the right to designate a director to the Board.

The Stockholders Agreement provides that (i) any director or officer of VMware or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of any of the stockholders party to the Stockholders Agreement, (ii) MSD and the MSD Stockholders, and (iii) SLP and the SLP Stockholders (each referred to as a “Covered Person”) may, and shall have no duty not to (1) invest in, carry on and conduct, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, stockholder, equityholder or investor in any person or entity, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as VMware or any of its subsidiaries or controlled affiliates, (2) do business with any client, customer, vendor or lessor of any of VMware or any of its subsidiaries or controlled affiliates, or (3) make investments in any kind of property in which VMware or its subsidiaries or controlled affiliates may make investments.

In addition, the Stockholders Agreement provides for a renunciation by VMware (for itself and on behalf of each of its subsidiaries and controlled affiliates) of any interest or expectancy to participate in any business or investments of any Covered Person as currently conducted or as may be conducted in the future. VMware has also agreed to indemnify a Covered Person against any claim that such Covered Person is liable to VMware or its stockholders for breach of any fiduciary duty solely by reason of such person’s participation in any such business or investment.

VMware (for itself and on behalf of each of its subsidiaries and controlled affiliates) has also renounced any interest or expectancy in any potential transaction or matter of which a Covered Person acquires knowledge, except for any corporate opportunity which is expressly offered to a Covered Person in writing stating that such offer is being provided to such Covered Person solely in his or her capacity as a director of VMware and such corporate opportunity is intended solely for the benefit of VMware. Further, VMware is required, subject to certain exceptions, to indemnify a Covered Person against any claim that such Covered Person is liable to VMware or its stockholders for breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any affiliate or other person or entity, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another person or entity or (C) does not communicate information regarding such corporate opportunity to VMware.

Registration Rights Agreement

In connection with and upon consummation of the Transactions, the Company will enter into a Registration Rights Agreement (the “RRA”) with the MSD Stockholders and the SLP Stockholders, which provides the MSD Stockholders and SLP Stockholders with certain demand and piggyback registration rights with respect to the shares of Common Stock held by such stockholders. In addition, upon request, the Company is required to use reasonable best efforts to file a shelf registration statement for shares of Common Stock beneficially owned by the requesting holder(s). The RRA also requires that the Company must pay registration fees relating to such registrations and indemnify the stockholders for certain liabilities under federal and state securities laws.

Transition Services Agreement

In connection with and upon consummation of the Transactions, the Company will enter into a Transition Services Agreement (the “TSA”) with Dell whereby each of the parties will provide the other with certain services following the closing of the Transactions. Under the TSA, each of the Company and Dell will pay fees to the applicable service provider as set forth in the schedules appended to the TSA as well as documented, pre-approved out-of-pocket expenses.

Covenant Not to Sue and Release

In connection with and upon consummation of the Transactions, the Company will enter into a Covenant Not to Sue and Release (the “CNTS”) with Dell whereby each of the Company and Dell covenants on behalf of itself and its controlled affiliates not to sue the other party or its controlled affiliates or their respective customers, resellers, channel partners or distributors for infringement of such party’s and its controlled affiliates’ patents that exist as of the date of the closing of the Transactions as they relate to products available at the time of the closing of the Transactions (and future versions of such products). The term of the CNTS commences at the closing of the Transactions and will remain in effect until the later of (a) three years from such date and (b) the termination or expiration of the CFA, unless otherwise agreed by the Company and Dell in writing.

IP Termination Agreement

In connection with and upon consummation of the Transactions, the Company will enter into an Amendment and Termination of 2007 Intellectual Property Agreement (the “IP Termination Agreement”) whereby the Company and EMC Corporation agree to terminate, as of the closing of the Transactions, the parties’ Intellectual Property Agreement, dated as of August 13, 2007 (the “IP Agreement”). The IP Termination Agreement will amend certain terms in the IP Agreement relating to survival and the scope of licensed products and terminate the IP Agreement causing all licenses and rights set forth in the IP Agreement relating to each parties’ patents to terminate, while certain other rights and licenses relating to existing source code, trade secrets and products existing as of the date of the IP Termination Agreement (and future versions of such products) will survive.

Tax Matters Agreement

Concurrently with the parties’ execution of the Separation and Distribution Agreement, the Company and Dell entered into a Tax Matters Agreement (the “Tax Matters Agreement”). The Tax Matters Agreement governs the Company’s and Dell’s respective rights, responsibilities and obligations with respect to tax liabilities (including taxes, if any, incurred as a result of any failure of the Distribution to qualify for tax-free treatment for U.S. federal income tax purposes) and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, cooperation and other matters regarding taxes.

Governance Letter Agreement Amendment

In connection with and upon consummation of the Transactions, the Company is entering into an Amendment to Letter Agreement (the “Governance Amendment”) with Dell whereby the parties will agree to amend the existing Letter Agreement between the parties, dated as of July 1, 2018, which outlines certain governance matters between the Company and Dell (the “Governance Agreement”). Specifically, the Governance Amendment provides that the Governance Agreement (i) will terminate upon the earlier of (A) the 10-year anniversary of the date of the closing of the Transactions and (B) the date that the MSD Stockholders and the SLP Stockholders no longer hold shares of Class A Stock and (ii) may not be amended except by a written instrument signed by Dell and the Company and with the prior written approval of a special committee of the Board comprised solely of independent and disinterested directors.

Conditions to the Transactions and Effectiveness of Amendments

The Conversion Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which will be no earlier than the 20th calendar day following the mailing of this Information Statement and no later than 15 calendar days before the close of business on the business day immediately preceding the Distribution Date, and the Initial A&R Bylaws will become effective concurrently with the effectiveness of the Conversion Charter Amendment.

The Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws will become effective only if the Distribution is consummated, which we expect to occur in the fourth quarter of calendar year 2021. In such case, the Post-Distribution A&R Charter will become effective upon its subsequent filing with the Secretary of State of the State of Delaware immediately following the consummation of the Distribution, and the Post-Distribution A&R Bylaws will become effective concurrently with the effectiveness of the Post-Distribution A&R Charter. However, there can be no assurances that the Distribution will be consummated at all, or if consummated, that it will be consummated by such time. Accordingly, there can be no assurance as to whether and when the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will become effective. Certain conditions to the consummation of the Distribution and the other Transactions contemplated by the Separation and Distribution Agreement include, among other things:

•	receipt of opinions from independent firms regarding surplus and solvency matters;

•	receipt of an opinion by Dell concerning the federal income tax treatment of the Distribution;

•	receipt by Dell of a private letter ruling from the Internal Revenue Service concerning the federal tax treatment of the Distribution;

•	absence of legal restraints that prohibit, enjoin or make illegal the consummation of the Transactions;

•

absence of pending litigation that would reasonably be expected to prohibit, impair or materially delay the ability of the Company or Dell to consummate the Transactions on the terms contemplated by the Separation and Distribution Agreement or that seeks material damages or another material remedy in connection with the Separation and Distribution Agreement or the Transactions;

•	NYSE listing approval of the shares of Common Stock to be distributed in the Distribution; and

•	accuracy of representations and warranties and compliance with covenants, subject to certain materiality standards.

In addition to the above conditions, the payment of the Special Dividend is further conditioned upon:

•	the absence of a VMware Material Adverse Effect (as defined in the Separation and Distribution Agreement) prior to payment of the Special Dividend;

•	the Company having an investment grade rating (as further described in the Separation and Distribution Agreement);

•

the Company’s receipt of an opinion from a nationally recognized and independent firm that as of the date of payment, (x) the Company (on a consolidated basis) has sufficient surplus under Delaware law for the payment of the Special Dividend and (y) following the payment of the Special Dividend, the Company (on a consolidated basis) will be solvent under Delaware law; and

•	such other conditions as are further described in the Separation and Distribution Agreement.

If any of the foregoing conditions is not satisfied or waived, the Transactions will not be consummated and the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws will not become effective.

INTERESTS OF VMWARE’S DIRECTORS AND EXECUTIVE OFFICERS IN THE AMENDMENTS

Certain of VMware’s directors and executive officers may have interests in the approval of the Amendments that may be different from, or in addition to, the interests of VMware’s stockholders generally. These interests may present actual or potential conflicts of interest and you should be aware of these interests. The members of the Board and the VMware Special Committee were aware of and considered these interests in reaching the determination to approve the Amendments.

Michael S. Dell, a director of VMware, is (i) the Chairman of the Board and the Chief Executive Officer of Dell, as well as a stockholder thereof, (ii) the beneficial owner (by virtue of Dell’s beneficial ownership) of 337,900,441 shares of Common Stock (composed of 30,678,605 shares of Class A Stock and 307,221,836 shares of Class B Stock) and (iii) the CEO of EMC Corporation.

Egon Durban, a director of VMware, is (i) Co-CEO of Silver Lake, an affiliate and stockholder of both Dell and VMware and (ii) a director of Dell.

The Current Charter contains provisions limiting the liability of any of VMware directors and officers who are also directors or officers of EMC Corporation in the event they learn of a transaction that may be a corporate opportunity for both VMware and EMC Corporation, provided they comply with the policies set forth in the Current Charter. Although the Post-Distribution A&R Charter removes these provisions, the Stockholders Agreement provides that a Covered Person may, and shall have no duty not to (1) invest in, carry on and conduct, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, stockholder, equityholder or investor in any person or entity, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as VMware or any of its subsidiaries or controlled affiliates, (2) do business with any client, customer, vendor or lessor of any of VMware or any of its subsidiaries or controlled affiliates, or (3) make investments in any kind of property in which VMware or its subsidiaries or controlled affiliates may make investments. The Stockholders Agreement also provides for a renunciation of corporate opportunities presented to A Covered Person, except for any corporate opportunity which is expressly offered to a Covered Person in writing stating that such offer is being provided to such Covered Person solely in his or her capacity as a director of VMware and such corporate opportunity is intended solely for the benefit of VMware. Further, VMware is required, subject to certain exceptions, to indemnify a Covered Person against any claim that such Covered Person is liable to VMware or its stockholders for breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any affiliate or other person or entity, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another person or entity or (C) does not communicate information regarding such corporate opportunity to VMware.

For more information on the rights granted to Mr. Dell’s and Mr. Durban’s affiliates in connection with the Transactions, see the section of this Information Statement entitled “Agreements Related to the Amendments” and the section entitled “Stockholders Agreement” therein.

Other than the foregoing interests, the Company is not aware of any substantial direct interest by security holdings or otherwise, of any director, officer or any of their affiliates in the approval of the Amendments; provided, that certain directors, officers or any of their affiliates may be deemed to have indirect interest in the approval of the Amendments given their ownership of Common Stock.

DESCRIPTION OF CAPITAL STOCK

The following is a brief description of the capital stock of the Company following the effectiveness of the Amendments. The following description does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Current Charter, the Current Bylaws and the Amendments.

Authorized Capital Stock

In accordance with the Current Charter, the authorized capital stock of VMware consists of 2,500,000,000 shares of Class A Stock, 1,000,000,000 shares of Class B Stock, and 100,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The Conversion Charter Amendment will have no effect on the authorized capital stock of the Company.

After giving effect to the Post-Distribution A&R Charter, the authorized capital stock of VMware will consist of 2,500,000,000 shares of Class A Stock and 100,000,000 shares of Preferred Stock.

Fully Paid and Nonassessable

As of the date hereof, all of our outstanding shares of Class A Stock are, and following the closing of the Transactions, all of our outstanding shares of Class A Stock will be validly issued, fully paid and nonassessable.

Voting Rights

Prior to the filing of the Post-Distribution A&R Charter and effectiveness of the Post-Distribution A&R Bylaws

The Current Charter provides that the holders of Class A Stock are entitled to one vote per share and holders of Class B Stock are entitled to 10 votes per share. The holders of Class B Stock, voting separately as a class, are entitled to elect 80% of the total number of the Board which the Company would have if there were no vacancies on the Board at the time. Subject to any rights of any series of Preferred Stock to elect directors, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class, are entitled to elect the remaining directors on the Board, which at no time will be less than one director. The Current Bylaws provide that (i) except as otherwise provided therein or by law, the Certificate of Incorporation or any Certificate of Designations, when a quorum is present, the affirmative votes of the holders of shares representing at least a majority of votes actually present in person or represented by proxy at the meeting and entitled to vote on a matter constitutes the act of the stockholders and (ii) no stockholder is entitled to any right to cumulative voting.

Neither the filing of the Conversion Charter Amendment nor the effectiveness of the Initial A&R Bylaws will have any effect on the foregoing voting rights.

Following the filing of the Post-Distribution A&R Charter and effectiveness of the Post-Distribution A&R Bylaws

The Post-Distribution A&R Charter provides that the holders of Class A Stock will be entitled to one vote per share. The holders of Class A Stock will be entitled to elect the members of the Board. The Post-Distribution A&R Bylaws provide that (i) except as otherwise provided therein or by law, the Certificate of Incorporation or any Certificate of Designations, when a quorum is present, the affirmative votes of the holders of shares representing at least a majority of votes actually present in person or represented by proxy at the meeting and entitled to vote on a matter will constitute the act of the stockholders and (ii) no stockholder will be entitled to any right to cumulative voting.

Dividend Rights

Prior to the filing of the Post-Distribution A&R Charter

In accordance with the Current Charter, the Board may from time to time declare, and the Company may pay, dividends on its outstanding shares (such as the Special Dividend) in the manner and upon the terms and conditions provided by law and the Company’s Certificate of Incorporation. Any future determination to declare cash dividends will be made at the discretion of the Board, subject to the consent of the holders of Class B Stock pursuant to the Certificate of Incorporation. Holders of Class A Stock and Class B Stock share equally on a per share basis in any dividend declared on the Common Stock by the Board. No dividend or distribution that is payable in shares of Common Stock, including distributions pursuant to stock splits or divisions of Common Stock, may be made unless: (a) shares of Class A Stock are paid or distributed only in respect of Class A Stock, (b) shares of Class B Stock are paid or distributed only in respect of Class B Stock, (c) no such dividend or distribution is made in respect of the Class A Stock unless simultaneously also made in respect of the Class B Stock, (d) no such dividend or distribution is made in respect of the Class B Stock unless simultaneously also made in respect of the Class A Stock and (e) the number of shares of Class A Stock paid or distributed in respect of each outstanding share of Class A Stock is equal to the number of shares of Class B Stock paid or distributed in respect of each outstanding share of Class B Stock.

The filing of the Conversion Charter Amendment and the effectiveness of the Initial A&R Bylaws will have no effect on the foregoing dividend rights.

Following the filing of the Post-Distribution A&R Charter

The Post-Distribution A&R Charter provides that the Board may from time to time declare, and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Company’s Certificate of Incorporation. Any future determination to declare cash dividends will be made at the discretion of the Board.

Rights Upon Dissolution, Liquidation or Winding Up

In accordance with both the Current Charter (as currently in effect and as proposed to be amended by the Conversion Charter Amendment) and the Post-Distribution A&R Charter, in the event of any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock pursuant to the provisions of a Certificate of Designations, the remaining assets and funds of the Company shall be distributed pro rata to the holders of Common Stock. For these purposes, the voluntary sale, conveyance, lease, license, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Company or a consolidation or merger of the Company with one or more other entities (whether or not the Company is the entity surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

No Preemptive or Similar Rights

In accordance with both the Current Charter (as currently in effect and as proposed to be amended by the Conversion Charter Amendment) and the Post-Distribution A&R Charter, the holders of shares of Class A Stock have no preemptive or similar rights.

Conversion

The shares of Class A Stock are not and will not be convertible into any other series or class of securities. The Current Charter (as currently in effect and as proposed to be amended by the Conversion Charter Amendment) provides that each share of Class B Stock is convertible into one share of Class A Stock at any time and otherwise upon the occurrence of certain events. In connection with the Distribution, all shares of Class B Stock will convert into shares of Class A Stock.

Listing

The Class A Stock is and will continue to be listed on the New York Stock Exchange under the symbol “VMW.”

Limitation on Rights of Holdings of Class A Stock – Preferred Stock

The Board has the authority, without further action by the Company’s stockholders, to issue up to 100,000,000 shares of Preferred Stock in one or more series, and such authority will not be affected by the Amendments. The Board may designate the rights, preferences, privileges and restrictions of the Preferred Stock, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference, sinking fund terms, and number of shares constituting any series or the designation of any series. The issuance of Preferred Stock could have the effect of restricting dividends on the Class A Stock, diluting the voting power of the Common Stock, impairing the liquidation rights of the Common Stock, or delaying or preventing a change in control. The ability of the Board to issue Preferred Stock without stockholder approval could have the effect of delaying, deferring or preventing a change in control of the Company or the removal of the Company’s existing management. No shares of Preferred Stock are outstanding.

Anti-Takeover Effects of Provisions of the Certificate of Incorporation, Bylaws and Delaware Law

As the Company’s controlling stockholder prior to the Distribution, Dell has the ability to prevent a change in control of the Company. Provisions in the Current Charter and the Current Bylaws may also have the effect of delaying or preventing a change in control or changes in the Company’s management. These provisions include the following (and unless otherwise noted, such provisions shall remain in place following the effectiveness of the Amendments):

•

the division of the Board into three classes, with each class serving for a staggered three-year term, which prevents stockholders from electing an entirely new board of directors at any annual meeting;

•	the right of the Board to elect a director to fill a vacancy created by an expansion of the Board;

•

following a distribution by Dell to its stockholders under Section 355 of the Internal Revenue Code of 1986, the restriction that a beneficial owner of 10% or more of the Class B Stock may not vote in any election of directors unless such person or group also owns at least an equivalent percentage of Class A Stock or obtains approval of the Board prior to acquiring beneficial ownership of at least 5% of Class B Stock (such provision will be removed in the Post-Distribution A&R Charter);

•	the prohibition of cumulative voting in the election of directors or any other matters, which would otherwise allow less than a majority of stockholders to elect director candidates;

•	the requirement for advance notice for nominations for election to the Board or for proposing matters that can be acted upon at a stockholders’ meeting;

•

the ability of the Board to issue, without stockholder approval, up to 100,000,000 shares of Preferred Stock with terms set by the Board, which rights could be senior to those of Common Stock, as described above; and

•

in the event that Dell or its successor-in-interest no longer owns shares of Common Stock representing at least a majority of the votes entitled to be cast in the election of directors, stockholders may not act by written consent and may not call special meetings of the stockholders (both the Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws will also provide that stockholders may not act by written consent).

The Company is a Delaware corporation and has elected to be subject to the provisions of Section 203 of the DGCL. Under Section 203, the Company would generally be prohibited from engaging in any business combination with any interested stockholder for a period of three years following the time that this stockholder became an interested stockholder unless:

•	prior to this time, the Board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers, and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Under Section 203, a “business combination” includes:

•	any merger or consolidation involving the Company and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the Company involving the interested stockholder;

•	any transaction that results in the issuance or transfer by the Company of any stock of the Company to the interested stockholder, subject to limited exceptions;

•	any transaction involving the Company that has the effect of increasing the proportionate share of the stock of any class or series of the Company beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the Company.

In general, Section 203 defines an “interested stockholder” as a person who, together with affiliates and associates, beneficially owns (or is an affiliate or associate of the Company and within the previous three years, did beneficially own) 15% or more of the outstanding voting stock of the Company. Section 203 could prohibit or delay mergers or other takeover or change in control attempts with respect to the Company and, accordingly, may discourage attempts to acquire the Company.

In addition, Article VI of the Current Charter prescribes that the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Class B stock will be required to do any of the following:

•	adopt or implement any stockholder rights plan or similar takeover defense measure;

•	consolidate or merge with or into any Person (as defined in the Current Charter);

•	permit any subsidiary of the Company to consolidate or merge with or into any Person, except as set forth in the Current Charter;

•	issue any stock or any stock equivalents, except as set forth in the Current Charter;

•	dissolve, liquidate or wind up the Company; and

•	undertake certain other actions;

provided, that the foregoing approval rights will be removed in the Post-Distribution A&R Charter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 30, 2021, about the beneficial ownership of Class A Stock and Class B Stock by (i) Dell, (ii) each person who is known by us to own beneficially more than 5% of either class of our Common Stock, (iii) each of our directors, and (iv) each of our NEOs, and (v) all directors and executive officers of VMware as a group.

Applicable percentage ownership is based on 111,635,645 shares of Class A Stock and 307,221,836 shares of Class B Stock outstanding as of June 30, 2021. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of Common Stock subject to options, warrants, rights or conversion privileges related to securities beneficially owned by that person that are currently exercisable or exercisable within 60 days of June 30, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated in the table or footnotes below, the address for each beneficial owner is c/o VMware, Inc., 3401 Hillview Avenue, Palo Alto, California, 94304.

Name of Beneficial Owner	Class A Shares Beneficially Owned(1) (#)	Outstanding Class A Shares (%)	Class B Shares Beneficially Owned (#)	Outstanding Class B Shares (%)	Total Vote(2) (%)
Principal Stockholders:
Dell Technologies Inc.(3)	30,678,605	27.5	307,221,836	100	97.5
Michael Dell(4)	30,678,605	27.5	307,221,836	100	97.5

Other 5% Beneficial Owners:
BlackRock Inc.(5)	7,456,835	6.7	—	*	*
Dodge & Cox(6)	6,471,395	5.8	—	*	*

Other Directors and Executive Officers:
Anthony Bates(7)	14,380	*	—	*	*
Marianne Brown	—	*	—	*	*
Michael Brown(7)	20,382	*	—	*	*
Donald Carty(7)(8)	14,785	*	—	*	*
Kenneth Denman	—	*	—	*	*
Egon Durban	—	*	—	*	*
Karen Dykstra	11,461	*	—	*	*
Patrick Gelsinger(9)	461,894	*	—	*	*
Amy Fliegelman Olli	338	*	—	*	*
Sanjay Poonen(10)	127,115	*	—	*	*
Rangarajan (Raghu) Raghuram(11)	193,621	*	—	*	*
Zane Rowe	52,048	*	—	*	*
Paul Sagan(7)	18,255	*	—	*	*
All directors and executive officers as a group (14 persons)(12)	31,009,987	27.8	307,221,836	100	97.5

*	Represents less than 1%
(1)

All amounts shown in this column include shares obtainable upon exercise of stock options currently exercisable or exercisable within 60 days of June 30, 2021 and shares underlying restricted stock units, or RSUs, vesting within 60 days of June 30, 2021. In addition to the amounts shown, each share of Class B Stock may be converted to one share of Class A Stock upon election of the holder. To our knowledge, except as noted above, no other person or entity is the beneficial owner of more than 5% of either the Class A Stock or the Class B Stock.

(2)

Percentage of total voting power represents voting power with respect to all shares of Class A Stock and Class B Stock, as a single class, calculated on the basis of 10 votes per share of Class B Stock and one vote per share of

Class A Stock. Each holder of Class B Stock is entitled to 10 votes per share of Class B Stock, and each holder of Class A Stock is entitled to one vote per share of Class A Stock on all matters submitted to our stockholders for a vote on which they vote as a single class, with the exception of the election of Group II Directors, in which Class A Stock and Class B Stock are each entitled to one vote per share. Holders of Class B Stock have sole voting authority over the election of Group I Directors and certain other matters specified in the Current Charter. Additionally, following a Distribution (as defined in the Current Charter), (i) holders of Class B Stock are entitled to only one vote per share on any proposal to require the conversion of all then-outstanding shares of Class B Stock to Class A Stock; and (ii) holders of Class B Stock may not vote in elections for the Board without obtaining the prior consent of the Board if they have acquired 10% or more of the then-outstanding shares of Class B Stock other than through the Distribution and do not also hold an equivalent percentage of shares of the then-outstanding Class A Stock, in each case as further set forth in the Current Charter.
(3)

As of June 30, 2021, EMC Corporation is the holder of record of 224,178,605 shares of Class B Stock and 6,500,000 shares of Class A Stock reported as beneficially owned by Dell, VMW Holdco LLC, a direct wholly owned subsidiary of EMC Corporation, is the holder of record of 24,178,605 of the shares of Class A Stock and 75,821,395 of the shares of Class B Stock reported as beneficially owned by Dell, and EMC Equity Assets LLC, a direct and wholly owned subsidiary of EMC Corporation, is the holder of record of 7,221,836 of the shares of Class B Stock reported as beneficially owned by Dell. EMC Corporation is indirectly wholly owned by Dell through its directly and indirectly held wholly owned subsidiaries, consisting of Denali Intermediate Inc., a Delaware corporation, and Dell Inc., a Delaware corporation. Dell, and each such subsidiary in the chain of subsidiaries through which Dell owns EMC (collectively, “Dell Entities”), by reason of its ownership of the voting securities of the subsidiary below it in the chain, has the right to elect or appoint the members of the governing body of that subsidiary and, therefore, to direct the management and policies of that subsidiary. As a result, each Dell Entity shares, or has the right to acquire, voting and investment power over the Class A Stock and Class B Stock held of record by the EMC Entities. As reported in a Schedule 13D filed on March 24, 2020, VMW Holdco LLC has pledged 24,178,605 shares of Class A Stock and 75,821,395 shares of Class B Stock owned by it to certain financial institution lenders to secure a margin loan agreement and security agreements, each dated as of April 12, 2017 and as amended on September 10, 2018, December 20, 2018, March 7, 2019 and March 23, 2020. The address for each of Dell and the EMC Entities is c/o Dell Inc., One Dell Way, Round Rock, Texas 78682.

(4)

As described in this Information Statement, Mr. Dell is the Chairman and CEO of Dell. Mr. Dell beneficially owns voting securities of Dell representing a majority of the total voting power of the outstanding shares of all outstanding classes of common stock of Dell and has the power to elect directors who control a majority of the total votes entitled to be cast on the Dell board of directors. As a result, Mr. Dell may be deemed to be the beneficial owner of all of the shares of Class A Stock and Class B Stock beneficially owned by Dell. Mr. Dell’s address is c/o Dell Inc., One Dell Way, Round Rock, Texas 78682.

(5)	Based solely upon a Schedule 13G filed with the SEC on February 2, 2021 by BlackRock Inc. The address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.
(6)	Based solely upon a Schedule 13G filed with the SEC on February 11, 2021 by Dodge & Cox. The address for Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.
(7)	Includes 460 shares of Class A Stock issuable under RSUs that will vest within 60 days of June 30, 2021.
(8)	Includes 1,350 shares of Class A Stock held in the name of Mr. Carty’s spouse.
(9)

Mr. Gelsinger resigned his position as CEO effective February 12, 2021 and resigned from the Board effective April 21, 2021. Includes 225,912 shares of Class A Stock held in grantor retained annuity trusts (“GRAT”) and 104,208 shares of Class A Stock held in four irrevocable trusts for the benefit of members of Mr. Gelsinger’s immediate family of which Mr. Gelsinger is the sole trustee.

(10)	Mr. Poonen resigned his role as COO, Customer Operations effective May 11, 2021.
(11)

Includes 21,500 shares of Class A Stock held in the name of Mr. Raghuram’s spouse, 41,000 shares of Class A Stock held in an irrevocable trust for the sole benefit of his spouse and 62,500 shares of Class A Stock held in a GRAT.

(12)	Includes 3,227 shares of Class A Stock issuable to all executive officers and directors as a group under RSUs that will vest within 60 days of June 30, 2021.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Under the DGCL and the Current Charter and the Current Bylaws, the holders of shares of Class A Stock or Class B Stock, in respect of their shares of Class A Stock or Class B Stock, are not entitled to appraisal or dissenters’ rights in connection with the Amendments.

SHARE TRANSFER AGENT

American Stock Transfer & Trust Company, LLC is transfer agent and registrar for our Common Stock.

HOUSEHOLDING

As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Information Statement, only one copy of this Information Statement is being delivered to stockholders that reside at the same address and share the same last name, unless such stockholders have notified VMware of their desire to receive multiple copies of this Information Statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

VMware will promptly deliver, upon oral or written request, a separate copy of this Information Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the Company by phone at (650) 427-5000, by e-mail at ir@vmware.com or by mail to Investor Relations at VMware, Inc., 3401 Hillview Avenue, Palo Alto, California, 94304. Stockholders residing at the same address and currently receiving multiple copies of this Information Statement may contact VMware at the address or telephone number above to request that only a single copy of an information statement be mailed in the future.

WHERE YOU CAN FIND MORE INFORMATION

VMware is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC also maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

VMware will make available a copy of the documents we file with the SEC on the Investor Relations section of our website at http://ir.vmware.com as soon as reasonably practicable after filing these materials with the SEC. The information provided on our website is not part of this Information Statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge on our website.

This Information Statement incorporates important business and financial information about VMware from documents that are not attached to this Information Statement. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this Information Statement free of charge by requesting them in writing or by telephone from VMware at the following addresses and telephone number:

VMware, Inc.

Investor Relations

3401 Hillview Avenue

Palo Alto, California, 94304

Telephone number: (650) 427-5000

ir@vmware.com

INFORMATION INCORPORATED BY REFERENCE

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this Information Statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. This Information Statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this Information Statement. We also incorporate by reference into this Information Statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•	our Annual Report on Form 10-K for the fiscal year ended January 29, 2021;

•	our Quarterly Report on Form 10-Q for the quarter ended April 30, 2021;

•

our Current Reports on Form 8-K filed on March 1, 2021, April 14, 2021 (but only information reported under Items 1.01, 5.07 and 8.01 and corresponding information filed under Item 9.01), April  23, 2021, May  3, 2021, May 12, 2021 (but only information reported under Item 5.02 and corresponding information filed under Item 9.01), July  21, 2021, July  28, 2021 and August 2, 2021; and

•

the portions of our Definitive Proxy Statement on Schedule 14A filed with the SEC on May 28, 2021, that are incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended January 29, 2021.

The information contained in this Information Statement speaks only as of the date indicated on the cover of this Information Statement unless the information specifically indicates that another date applies. We are not incorporating by reference (i) any information furnished under items 2.02 or 7.01 (or corresponding information furnished under item 9.01 or included as an exhibit) in any past or future Current Report on Form 8-K or (ii) any Form S-D, that, in either case, we may file or furnish with the SEC, unless otherwise specified in such Current Report or in such form.

We have not authorized anyone to give you any information or to make any representation about the Amendments or VMware that is different from or adds to the information contained in this Information Statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

Annex A

ACTION BY WRITTEN CONSENT OF

THE STOCKHOLDERS OF VMWARE, INC.

In accordance with Section 228 of the Delaware General Corporation Law and Section 2.11 of the bylaws of VMware, Inc., a Delaware corporation (the “Company”), the undersigned, constituting the holders of (x) all of the outstanding shares of Class B Common Stock of the Company, voting as a separate class (the “Class B Common Stockholders”) and (y) more than 80% of the total outstanding voting power of the Company’s Class A Common Stock and Class B Common Stock, voting together, hereby adopt the following resolutions by written consent, without a meeting, effective as of the date set forth below:

Approval of Certificate of Amendment and Second Amended and Restated Bylaws

WHEREAS: Article VI of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) requires the prior affirmative vote of the Class B Common Stockholders, voting separately as a class, to authorize the Company to alter or amend certain provisions of the Certificate and the Amended and Restated Bylaws of the Company (the “Bylaws”).

WHEREAS: Article IX of the Certificate requires the prior affirmative vote of holders of at least 80% of the votes entitled to be cast on any amendment of certain provisions of the Certificate and the Bylaws.

WHEREAS: The Company’s Board of Directors (the “Board”) formed a special committee of the Board (the “Special Committee”) on June 29, 2020 consisting solely of independent and disinterested directors, in connection with Dell Technologies Inc.’s (“Diamond”) review of strategic alternatives for Diamond, including potential transactions involving Diamond’s capital structure that may include the spin-off of all or a portion of the shares of capital stock of the Company owned by Diamond that includes the payment of a special cash dividend by the Company to all of the Company’s stockholders (such transaction or any related transaction, a “Potential Transaction”).

WHEREAS: In connection with the Potential Transaction, the Special Committee has recommended to the Board that the Board approve each of the Conversion Amendment, the Pre-Distribution Bylaws, the Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws (each as defined in the Separation and Distribution Agreement to be entered into by and between the Company and Diamond in connection with the Proposed Transaction and attached hereto as Exhibits A, B, C and D respectively).

WHEREAS: The Board has reviewed, analyzed and evaluated each of the Conversion Amendment, the Pre-Distribution Bylaws, the Post-Distribution A&R Charter and Post-Distribution A&R Bylaws.

WHEREAS: The Board has approved and adopted each of the Conversion Amendment, the Pre-Distribution Bylaws, the Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws in accordance with the Special Committee’s recommendation.

IT IS HEREBY:

RESOLVED: That the undersigned, representing all of the outstanding shares of Class B Common Stock and more than 80% of the total outstanding voting power of the Company’s Class A Common Stock and Class B Common Stock, voting together, hereby authorize and approve the adoption of each of the Charter Conversion Amendment, the A&R Bylaws, the Post-Distribution A&R Charter and the Post-Distribution A&R Bylaws.

RESOLVED FURTHER: That this consent constitutes the prior affirmative vote and consent required pursuant to the Certificate and any other document, law or regulation under which consent of the Company Stockholders may be required.

This consent will apply to all shares of Common Stock of the Company held by the undersigned.

[Signature page follows]

A-1

IN WITNESS WHEREOF, the undersigned, being the holders of all of the outstanding shares of Class B Common Stock of the Company and more than 80% of the total outstanding voting power of the Company’s Class A Common Stock and Class B Common Stock voting together, have executed this consent as of this 13th day of April, 2021.

EMC CORPORATION

By:	/s/ Robert Potts
Name: Robert Potts
Title: Senior Vice President and Assistant Secretary

EMC EQUITY ASSETS LLC

By:	/s/ Robert Potts
Name: Robert Potts
Title: Senior Vice President and Assistant Secretary

VMW HOLDCO LLC

By:	/s/ Robert Potts
Name: Robert Potts
Title: Senior Vice President and Assistant Secretary

EXHIBIT A

Conversion Amendment

FINAL FORM

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

VMWARE, INC.

VMware, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Amended and Restated Certificate of Incorporation (the “Charter”) was filed on June 8, 2017.

SECOND: Subclause (b) of clause (vi) of Section C of Article IV of the Charter is hereby amended and restated in its entirety to provide for the following:

Prior to the date of a Distribution (as defined in Article XI), the holders of Class B Common Stock shall be entitled to convert, at any time and from time to time, any share of Class B Common Stock into one (1) fully paid and non-assessable share of Class A Common Stock. Such right shall be exercised by the surrender to the Corporation of the certificate or certificates, if any, representing the shares of Class B Common Stock to be converted at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Corporation’s transfer agent (the “Transfer Agent”), accompanied by a written notice from the holder of such shares stating that such holder desires to convert such shares, or a stated number of the shares represented by such certificate or certificates, if any, into an equal number of shares of Class A Common Stock, and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and transfer tax stamps or funds therefor if required pursuant to sub-clause (g) of this clause (vi) of this Section C. To the extent permitted by law, such voluntary conversion shall be deemed to have been effected at the close of business on the date of such surrender. Following a Distribution, shares of Class B Common Stock shall no longer be convertible into shares of Class A Common Stock except as hereinafter set forth in Section C(vi) (d) of this Article IV or pursuant to a Distribution Election (as defined below).

THIRD: Subclause (g) of clause (vi) of Section C of Article IV of the Charter is hereby amended and restated in its entirety to provide for the following:

Immediately upon conversion of shares of Class B Common Stock in the manner provided in sub-clauses (b) or (c) of this clause (vi) of this Section C, as applicable, the rights of the holders of shares of Class B Common Stock as such shall cease, and such holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock; provided, however, that if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of this clause (vi) of this Section C is after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend and prior to or on the date on which such dividend is to be paid to such holders, the holder of the Class A Common Stock issued upon the conversion of such converted share of Class B Common Stock will be entitled to receive such dividend on such payment date; provided, however, that to the extent that such dividend is payable in shares of Class B Common Stock, no such shares of Class B Common Stock shall be issued in payment thereof and such dividend shall instead be paid by the issuance of such number of shares of Class A Common Stock into which such shares of Class B Common Stock, if issued, would have been convertible on such payment date.

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FOURTH: Clause (vi) of Section C of Article IV of the Charter is hereby amended by adding a new subclause (k), which shall provide the following:

(k)    Each share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the written election of the holders of a majority of the shares of Class B Common Stock in connection with a Distribution (a “Distribution Election”), which (i) may be provided to the Corporation prior to any such Distribution and be contingent upon the occurrence of such Distribution and (ii) shall provide that the conversion shall be effective immediately following such Distribution while such share of Class B Common Stock is held by the Transfer Agent and prior to receipt thereof by the recipients of such Distribution.

FIFTH: The definition of “EMC” in Article XI of the Charter is hereby amended and restated in its entirety to provide for the following:

“EMC” means any or all of (1) EMC Corporation, a Massachusetts corporation, (2) Dell Technologies, Inc., a Delaware corporation, (3) all successors to EMC Corporation or Dell Technologies, Inc. by way of merger, consolidation or sale of substantially all of its assets, and (4) all corporations, limited liability companies, joint ventures, partnerships, trusts, associations or other entities in which EMC Corporation or Dell Technologies, Inc.: (i) beneficially owns, either directly or indirectly, more than 50% of (a) the total combined voting power of all classes of voting securities of such entity, (b) the total combined equity interests, or (c) the capital or profits interest, in the case of a partnership; or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body, but shall not include the Corporation or any Subsidiary of the Corporation (any such successor in interest, corporation, limited liability company, joint venture, partnership, trust, association or other entity referred to in this definition shall be deemed to be an “EMC Company”); provided that for purposes of Article V and clause (viii) of Section A of Article VI hereof, “EMC” shall mean any or all of (1) EMC Corporation, a Massachusetts corporation, (2) all successors to EMC Corporation by way of merger, consolidation or sale of substantially all of its assets, and (3) all corporations, limited liability companies, joint ventures, partnerships, trusts, associations or other entities in which EMC Corporation: (i) beneficially owns, either directly or indirectly, more than 50% of (a) the total combined voting power of all classes of voting securities of such entity, (b) the total combined equity interests, or (c) the capital or profits interest, in the case of a partnership; or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body, but shall not include the Corporation or any Subsidiary of the Corporation.

SIXTH: This Certificate of Amendment has been duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the Charter and Sections 228 and 242 of the DGCL.

SEVENTH: Other than as set forth in this Certificate of Amendment, the Charter shall remain in full force and effect, without modification, amendment or change.

Remainder of page left intentionally blank; signature page follows.

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IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _______ day of _________, 2021.

VMware, Inc.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

EXHIBIT B

Pre-Distribution Bylaws

FINAL FORM

SECOND AMENDED AND RESTATED

BYLAWS

OF

VMWARE, INC.

Incorporated under the Laws of the State of Delaware

ARTICLE I

OFFICES AND RECORDS

Section 1.1 Offices. VMware, Inc. (the “Corporation”) may have such offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.2 Books and Records. The books and records of the Corporation may be kept inside or outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such place, if any, and time as may be fixed by resolution of the Board of Directors.

Section 2.2 Special Meeting. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock and the Certificate of Designations filed by the Corporation with respect thereto (collectively, a “Certificate of Designations”), and except as set forth in the Corporation’s Certificate of Incorporation, as amended or restated (the “Certificate of Incorporation”), special meetings of stockholders of the Corporation may be called only by (1) the Chairman of the Board of Directors, (2) the Board of Directors or the Secretary of the Corporation pursuant to a resolution adopted by a majority of directors then in office or (3) EMC, so long as EMC is the beneficial owner of at least a majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class. For purposes of these Bylaws, “EMC” means any or all of (w) EMC Corporation, a Massachusetts corporation, (x) Dell Technologies, Inc., a Delaware corporation, (y) all successors to EMC Corporation or Dell Technologies, Inc. by way of merger, consolidation or sale of substantially all of its assets, and (z) all corporations, limited liability companies, joint ventures, partnerships, trusts, associations or other entities in which EMC Corporation or Dell Technologies, Inc.: (i) beneficially owns, either directly or indirectly, more than 50% of (a) the total combined voting power of all classes of voting securities of such entity, (b) the total combined equity interests, or (c) the capital or profits interest, in the case of a partnership; or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body, but shall not include the Corporation or any Subsidiary of the Corporation.

Section 2.3 Place of Meeting. The Board of Directors or the Chairman of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called

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by the Board of Directors or the Chairman of the Board. If no designation is so made, the place of meeting shall be the principal executive office of the Corporation. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may determine that any such meeting shall not be held at any place, but may instead be held solely by means of remote communication.

Section 2.4 Notice of Meeting. Written or printed notice, stating the place, if any, date and time of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be delivered by the Corporation not less than 10 days nor more than 60 days before the date of the meeting, either personally, by mail or by other lawful means, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Except as otherwise permitted by Section 2.8, business may not be conducted at a special meeting of stockholders unless it has been brought before the meeting pursuant to the Corporation’s notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 6.6 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and, unless the Certificate of Incorporation otherwise provides, any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Section 2.5 Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of shares of then-outstanding capital stock of the Corporation representing a majority of the then-outstanding shares entitled to vote generally at a meeting of stockholders, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a separate class or series, the holders of a majority of the then-outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. Attendance of a person at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such person for the purposes of determining whether a quorum exists. The chairman of the meeting or the holders of shares representing a majority of the votes entitled to be cast by stockholders so present may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place, if any, of the adjourned meeting or the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting need be given except as required by law; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.6 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time for the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 2.7 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such manner prescribed by the General Corporation Law of the State of Delaware (the “DGCL”)) by the stockholder, or by his or her duly authorized attorney-in-fact. Such proxy must be filed with the Secretary or his or her representative at or before the time of the meeting at which such proxy will be voted. No proxy shall be valid after three years from the date of its execution, unless the proxy provides for a longer period. Each proxy

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shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

Section 2.8 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraphs (A)(2) and (A)(3) of this Section 2.8 is delivered to, or mailed to and received by, the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be, and (iii) who complies with the notice procedures set forth in Paragraphs (A)(2) and (A)(3) of this Section 2.8. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders.In addition, for business (other than the nomination of persons for election to the Board of Directors) to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law.

(2) For nominations of persons for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph (A)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing to the Secretary and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of any annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder, to be timely, must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to such annual meeting and (b) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Except as provided in Section 2.5 of these Bylaws, the public announcement of an adjournment of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3) To be in proper form for purposes of this Section 2.8, a stockholder’s notice to the Secretary (whether pursuant to this Paragraph (A) or Paragraph (B) of this Section 2.8) must set forth:

(a) as to each Proposing Person (as defined below) (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (ii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person (provided that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future);

(b) as to each Proposing Person, (i) any derivative, swap, or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give

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such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the Corporation, including due to the fact that the value of such derivative, swap, or other transactions are determined by reference to the price, value, or volatility of any shares of any class or series of capital stock of the Corporation, or which derivative, swap, or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of capital stock of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap, or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap, or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap, or other transactions; (ii) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding, or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of capital stock of the Corporation (including the number of shares and class or series of capital stock of the Corporation that are subject to such proxy, agreement, arrangement, understanding, or relationship); (iii) any agreement, arrangement, understanding, or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of capital stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of capital stock of the Corporation, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”); (iv) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation; (v) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, or any Synthetic Equity Interests or Short Interests, if any; and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the nominations or business proposed to be brought before the meeting pursuant to Regulation 14A under the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company, or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(c) if such notice pertains to the nomination by the stockholder of a person or persons for election to the Board of Directors (each, a “nominee”), as to each nominee, (i) the name, age, business and residence address, and principal occupation or employment of the nominee; (ii) all other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director in an election contest (whether or not such proxies are or will be solicited), or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; (iii) such nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected; and (iv) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.8 if such nominee were a Proposing Person;

(d) if the notice relates to any business (other than the nomination of persons for election to the Board of Directors) that the stockholder proposes to bring before the meeting, (i) a reasonably brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of each Proposing Person;

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(e) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(f) a representation whether any Proposing Person intends or is part of a group that intends (a) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

(4) The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation.

(5) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.8 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming all of the Corporation’s nominees for director or specifying the size of the increased Board of Directors at least 120 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice pursuant to this Section 2.8 shall also be considered timely, but only with respect to nominees for any new seats on the Board of Directors created by such increase, if it is delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) Special Meetings of Stockholders.

(1) No business other than that stated in the Corporation’s notice of a special meeting of stockholders shall be transacted at such special meeting. If the business stated in the Corporation’s notice of a special meeting of stockholders includes electing one or more directors to the Board of Directors, nominations of persons for election to the Board of Directors at such special meeting may be made (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraph (B)(2) of this Section 2.8 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting, (ii) who is entitled to vote at the meeting and upon such election, and (iii) who complies with the notice procedures set forth in Paragraph (B)(2) of this Section 2.8; provided, however, that a stockholder may nominate persons for election at a special meeting only to such position(s) as specified in the Corporation’s notice of the meeting.

(2) If a special meeting has been called in accordance with Section 2.2 for the purpose of electing one or more directors to the Board of Directors, then for nominations of persons for election to the Board of Directors to be properly brought before such special meeting by a stockholder pursuant to clause (b) of Paragraph (B)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing and in the proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice relating to a special meeting shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (a) the 90th day prior to such special meeting and (b) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described

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above. To be in proper form for purposes of this Paragraph (B) of this Section 2.8, such notice shall set forth the information required by clauses (a), (b), (c), (e), and (f) of Paragraph (A)(3) of this Section 2.8.

(C) General.

(1) Only such persons as are nominated in accordance with the procedures set forth in this Section 2.8 shall be eligible to be elected at an annual or special meeting of directors to serve as directors, and no business may be conducted at a meeting of stockholders unless it has been brought before the meeting in accordance with the procedures set forth in this Section 2.8. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.8 and, if any proposed nomination or business was not made or proposed in compliance with this Section 2.8, to declare that such non-compliant proposal or nomination be disregarded.

(2) Notwithstanding the foregoing provisions of this Section 2.8, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.8, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(3) For purposes of this Section 2.8, (a) “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and (b) “Proposing Person” means (i) the stockholder giving the notice required by Paragraph (A) or Paragraph (B) of this Section 2.8, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such notice is given, and (iii) any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(4) Notwithstanding the foregoing provisions of this Section 2.8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the nomination of persons for election to the Board of Directors or the proposal of business to be considered by the stockholders at a meeting of stockholders. Paragraph (A) of this Section 2.8 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 2.8 shall be deemed to (a) affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act, (b) confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation’s proxy statement, except to the extent provided in Rule 14a-11 promulgated under the Exchange Act, or (c) affect any rights of the holders of any class or series of Preferred Stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Certificate of Incorporation.

(5) EMC. Notwithstanding anything to the contrary contained in these Bylaws, until such time as EMC ceases to be the beneficial owner of shares representing at least a majority of the votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, EMC shall be entitled to nominate persons for election to the Board of Directors and propose business to be considered by the stockholders at any meeting of stockholders without compliance with the notice requirements and procedures of this Section 2.8.

Section 2.9 Required Vote. Except as otherwise provided by law, the Certificate of Incorporation, any Certificate of Designations or these Bylaws, when a quorum is present, the affirmative vote of the holders of

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shares representing at least a majority of votes actually present in person or represented by proxy at the meeting and entitled to vote on a matter constitutes the act of the stockholders. No stockholder shall be entitled to exercise any right of cumulative voting. Every reference in these Bylaws to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of then-outstanding capital stock of the Corporation (or any one or more classes or series of such stock) shall refer to such majority or other proportion of the votes to which such shares of capital stock entitle their holders to cast as provided in the Certificate of Incorporation or any Certificate of Designations.

Section 2.10 Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

Section 2.11 Stockholder Action by Written Consent. Any action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted; provided, however, that, and except as otherwise provided by a Certificate of Designations, from and after the date that EMC ceases to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, any action required or permitted to be taken by stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by a written consent or consents by stockholders in lieu of such a meeting. All written consents authorized by this Section 2.11 shall be delivered to the Corporation by delivery to its registered office, its principal place of business or the Secretary. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in this Section 2.11. In the event that the action that is consented to is such as would have required the filing of a certificate under the General Corporation Law of the State of Delaware that such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed shall state, in lieu of any statement concerning any vote of stockholders or members, that written consent has been given in accordance with the General Corporation Law of the State of Delaware.

Section 2.12 Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares

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held by each of them. So long as EMC is the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, upon the request of EMC, the stock list shall be provided to EMC promptly. If the meeting is to be held solely by means of remote communication, then, in addition to the foregoing requirements, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.13 Specification of Treatment of Abstentions and Broker Non-Votes. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast on a matter affirmatively or negatively shall be valid and binding upon the Corporation. For purposes of these Bylaws, a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities expressly conferred upon the Board of Directors by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number, Tenure, Qualifications and Election of Directors.

(A) The Board of Directors shall consist of not less than six nor more than twelve members. Subject to the limitations of the foregoing sentence and the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed, and may be increased or decreased from time to time, exclusively by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors which the Corporation would have if there were no vacancies at the time such resolution is adopted (the “Entire Board of Directors”).

(B) Each director shall be elected at the annual meeting of stockholders in the manner set forth in the Certificate of Incorporation. A nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder intends to nominate a person for election to the Board in compliance with either (x) the advance notice requirements for stockholder nominees for director set forth in Section 2.8 of these Bylaws, or (y) Rule 14a-11 under the Exchange Act; and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

(C) Each director shall be elected by the vote of the majority of the votes cast with respect to such director at any meeting for the election of such director at which a quorum is present, provided that, except as otherwise provided by the Certificate of Incorporation, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 3.2, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. If a nominee for director is not elected, the director shall offer to tender his or

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her resignation to the Board of Directors. The Corporate Governance Committee will make a recommendation to the Board of Directors to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who has so tendered his or her resignation will not participate in the Board of Directors’ decision.

(D) The Board of Directors, other than with respect to any directors who may be elected by the holders of any series of Preferred Stock, shall be divided into two groups, designated Group I and Group II. Except as otherwise provided by the Certificate of Incorporation, any director elected by the holders of Class B Common Stock voting separately as a class shall be a Group I member (a “Group I Member”), and the remaining directors shall be Group II members (each a “Group II Member”). The directors, other than those who may be elected by holders of any series of Preferred Stock, shall be further divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the Entire Board of Directors and one-third of the respective Group I Members and Group II Members. No director shall be a member of more than one class of directors. The class designation and the duration of the then-current term of office of each director in office at the time of adoption of these Second Amended and Restated Bylaws (the “Effective Time”) will remain unchanged following the Effective Time. At each annual meeting of stockholders following the Effective Time, successors to the members of the class of directors whose term expires at such annual meeting shall be elected to serve as directors for a three-year term and until their respective successors are duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors and the respective number of Group I Members and Group II Members in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If an additional director could be added to more than one class, such director shall be added to the class with the shortest remaining term.

Section 3.3 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, if any, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.4 Special Meetings. Special meetings of the Board of Directors shall be called by the Chairman of the Board, the Chief Executive Officer, a majority of directors then in office or, until EMC ceases to be the beneficial owner of shares representing at least a majority of the votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, EMC. The person or persons authorized to call special meetings of the Board of Directors may fix the place, if any, and time of the meetings.

Section 3.5 Notice. Notice of any special meeting of directors shall be given to each director at his or her business or residence (as he or she may specify) in writing by hand delivery, first-class mail, overnight mail or courier service, confirmed facsimile transmission or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If given by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If given by telephone, hand delivery or confirmed facsimile transmission or electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 24 hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 6.6 of these Bylaws.

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Section 3.6 Action by Consent of Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.7 Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors, or such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and communicate with each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 3.8 Quorum; Voting. Subject to Section 3.9, at all meetings of the Board of Directors, the presence of a majority of the directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, the directors present thereat may adjourn the meeting without further notice. Attendance of a director at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such director for the purposes of determining whether a quorum exists. Except as otherwise provided by the Certificate of Incorporation, the act of a majority of directors present at a meeting at which there is a quorum constitutes the act of the Board of Directors.

Section 3.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation or a Certificate of Designations, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 3.10 Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.

No committee shall have the power or authority in reference to any of the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (b) altering, amending or repealing any Bylaw, or adopting any new Bylaw.

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Section 3.11 Removal. Any Group I Member may be removed from office at any time, with or without cause, by the affirmative vote of holders of at least 80% of the shares of Class B Common Stock, voting separately as a class. Any Group II Member may be removed from office at any time, with or without cause, by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

Section 3.12 Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors, and of any committee thereof, and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

Section 3.13 Compensation. The Board of Directors shall have authority to determine from time to time the amount of compensation, if any, that shall be paid to its members for their services as directors and as members of standing or special committees of the Board of Directors. The Board of Directors shall also have power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors as such, special compensation appropriate to the value of such services as determined by the Board of Directors from time to time. Nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.14 Chairman of the Board. The Chairman of the Board, who shall not be deemed an officer of the Corporation, shall be chosen from among the directors. The Chairman of the Board shall, if present and except as set forth in Section 4.3, preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and duties as may from time to time be prescribed by the Board of Directors or these Bylaws. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors. He or she may also preside at any such meeting attended by the Chairman of the Board if he or she is so designated by the Chairman.

ARTICLE IV

OFFICERS

Section 4.1 Officers Designated. The elected officers of the Corporation (the “Elected Officers”) shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such other officers as the Board of Directors from time to time may deem proper. Elected Officers shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such Elected Officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors. Subject to the requirements of the Certificate of Incorporation, the Chairman of the Board or Chief Executive Officer may appoint, such other officers (including one or more Treasurers, Controllers, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers) (each, an “Appointed Officer”) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such Appointed Officers and agents shall have such powers and duties as generally pertain to their respective offices and shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by Chairman of the Board or Chief Executive Officer, as the case may be.

Section 4.2 Term of Office. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign, but, subject to the requirements of the Certificate of Incorporation, any officer may be removed pursuant to the provisions set forth in Section 4.8.

Section 4.3 Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board of Directors, shall act in a general executive capacity and shall control the business and affairs of the Corporation. Subject to the requirements of the Certificate of Incorporation, the Chief Executive Officer shall have the power

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to appoint and remove subordinate officers, agents and employees, except those elected by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors informed of material developments regarding the business of the Corporation and shall consult with them concerning the business of the Corporation.

Section 4.4 President. The President shall have such duties as may be determined from time to time by resolution of the Board of Directors not inconsistent with these Bylaws and, in the absence or incapacity of the Chief Executive Officer, shall also perform the duties of that office. In general, the President shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.5 Vice-Presidents. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Chairman of the Board, Chief Executive Officer, such other officer who the Vice President reports into or by the Board of Directors.

Section 4.6 Chief Financial Officer. The Chief Financial Officer shall act in an executive financial capacity. He or she shall assist the Chairman of the Board and the Chief Executive Officer in the general supervision of the Corporation’s financial policies and affairs. The Chief Financial Officer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Chief Financial Officer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.7 Secretary. The Secretary shall keep, or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; he or she shall see that all notices are duly given in accordance with the provisions of the Certificate of Incorporation, these Bylaws and as required by law; he or she shall be custodian of the records and the seal of the Corporation; and he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.8 Removal. Except as otherwise provided by the Certificate of Incorporation, any Elected Officer may be removed by the affirmative vote of a majority of directors then in office whenever, in their judgment, the best interests of the Corporation would be served thereby. Any Appointed Officer may be removed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer whenever, in their, his or her judgment, the best interests of the Corporation would be served thereby. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the Corporation.

Section 4.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation, any newly created elected office and any vacancy in any elected office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the Chairman of the Board or the Chief Executive Officer because of death, resignation or removal may be filled by the Chairman of the Board or the Chief Executive Officer.

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ARTICLE V

STOCK

Section 5.1 Stock Certificates and Transfers; Direct Registration.

(A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. Subject to the satisfaction of any additional requirements specified in the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

(B) Notwithstanding any other provision in these Bylaws, the Board of Directors may resolve to adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates (a “Direct Registration System”), including provisions for notice to purchasers in substitution for any required statements on certificates, and as may be required by applicable corporate securities laws or stock exchange listing rules. Any Direct Registration System so adopted shall not become effective as to issued and outstanding certificated securities until the certificates therefor have been surrendered to the Corporation.

Section 5.2 Record Date.

(A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting of stockholders, nor more than 60 days prior to the time for such other action as described above. If the Board of Directors so fixes a date for notice of any meeting of stockholders or any adjournment thereof, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 5.2 at the adjourned meeting.

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(B) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and prior action by the Board of Director is required by applicable law, the Certificate of Incorporation, or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

Section 5.3 Lost, Mutilated, Stolen or Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, mutilated, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors, or any financial officer of the Corporation, may in its, or his or her, discretion require.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1 Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 6.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

Section 6.3 Seal. The corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and around the margin thereof the words “VMware, Inc.”

Section 6.4 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or any committee thereof.

Section 6.5 Reliance upon Books, Reports and Records. The Board of Directors, each committee thereof, each member of the Board of Directors and such committees and each officer of the Corporation shall, in the performance of its, his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or documents presented to it or them by any of the Corporation’s officers or employees, by any committee of the Board of Directors or by any other person as to matters that the Board, such committee, such member or such officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 6.6 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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Section 6.7 Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, or a committee thereof, and it shall be the duty of the Board of Directors, or such committee, to cause such audit to be done annually.

Section 6.8 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board, the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective, other than as required by Section 3.2.

Section 6.9 Indemnification and Insurance.

(A) As and to the extent provided in the Certificate of Incorporation, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any repeal or modification of this paragraph (A) shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

(B) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees and expenses, judgments, fines, amounts to be paid in settlement and excise payments or penalties arising under the Employee Retirement Income Security Act of 1974 (“ERISA”)) reasonably incurred by such Covered Person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the preceding sentence, except as otherwise provided in this Section 6.9, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. The Corporation may, by the action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(C) The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees and expenses) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Section 6.9 or otherwise. The rights contained in this paragraph (C) shall inure to the benefit of a Covered Person’s heirs, executors and administrators.

(D) If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Section 6.9 is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the

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unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

(E) The rights conferred on any Covered Person by this Section 6.9 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of these Bylaws or the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise.

(F) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such individual or entity against such expense, liability or loss under the DGCL.

(G) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person is entitled to collect and is collectible as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, enterprise or non-profit enterprise.

(H) Any repeal or modification of the foregoing provisions of this Section 6.9 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

(I) This Section 6.9 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, to a greater extent or in an manner otherwise different than provided for in this Section 6.9 when and as authorized by appropriate corporate action.

(J) If this Section 6.9 or any portion hereof will be invalidated on any ground by any court of competent jurisdiction, then the Corporation will nevertheless indemnify each Covered Person entitled to indemnification under paragraph (B) of this Section 6.9 as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Covered Person and for which indemnification is available to such Covered Person pursuant to this Section 6.9 to the fullest extent permitted by any applicable portion of this Section 6.9 that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 6.10 Establishing Forum for Certain Actions. Unless the Corporation consents in writing to the selection of any alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine.

Section 6.11 Remote Communication. For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, so long as (i) the Corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation implements reasonable

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measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholder, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE VII

CONTRACTS, PROXIES, ETC.

Section 7.1 Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time specify. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such person of responsibility with respect to the exercise of such delegated power.

Section 7.2 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes that the Corporation may be entitled to cast as the holder of stock or other securities in any other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed, in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.

ARTICLE VIII

AMENDMENTS

Section 8.1 Amendments. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting; provided, however, that, in the case of amendments by the Board of Directors, notwithstanding any other provisions of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, the affirmative vote of a majority of the Entire Board of Directors shall be required to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw. Notwithstanding any other provision of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by the Certificate of Incorporation or by a Certificate of Designations, the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw; provided, however, that, from and after the date that EMC ceases to be the beneficial owner of shares representing at least a

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majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, the affirmative vote of the holders of shares representing at least 80% of votes entitled to be cast thereon, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any Bylaw inconsistent with, the following provisions of these Bylaws: Sections 2.1, 2.2, 2.4, 2.5, 2.6, 2.8, 2.9 and 2.11 of Article II; Sections 3.1, 3.2, 3.9 and 3.11 of Article III; Section 6.9 of Article VI; and this Section 8.1 of Article VIII, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).

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EXHIBIT C

Post-Distribution A&R Charter

FINAL FORM

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

VMWARE, INC.

VMWARE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The name of the Corporation is VMware, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 10, 1998 under its current name, the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 8, 2017 under its current name and that certain Certificate of Amendment was filed with the Secretary of State of the State of Delaware on [___], 2021.

2.

This Second Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) was duly adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware. Pursuant to Sections 242 and 228 of the General Corporation Law of the State of Delaware, the amendments and restatement herein set forth have been duly adopted by the Board of Directors and the stockholders of the Corporation.

3.

Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Certificate of Incorporation amends and integrates and restates the provisions of the Amended and Restated Certificate of Incorporation of this Corporation.

The text of this Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation is VMware, Inc.

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the “DGCL”), subject to the limitations and other restrictions contained herein.

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ARTICLE IV

CAPITAL STOCK

A. The Corporation shall be authorized to issue 2,600,000,000 shares of capital stock, of which (i) 2,500,000,000 shares shall be shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), and (ii) 100,000,000 shares shall be shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

B. Shares of Preferred Stock may be issued from time to time in one or more series. The board of directors (the “Board of Directors”) of the Corporation is hereby authorized, by resolution or resolutions, to provide for series of Preferred Stock to be issued and, by filing a certificate pursuant to the DGCL (a “Certificate of Designations”), to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding), and with respect to each such series, to fix the voting powers, if any, designations, preferences and the relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of any such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i) the designation of the series, which may be by distinguishing number, letter or title;

(ii) the number of shares of the series, which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then outstanding);

(iii) whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

(iv) dates at which dividends, if any, shall be payable;

(v) the redemption rights and price or prices, if any, for shares of the series;

(vi) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) the amounts payable on, and the preferences, if any, of, shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

(ix) restrictions on the issuance of shares of the same series or of any other class or series;

(x) the voting rights, if any, of the holders of shares of the series; and

(xi) such other powers, privileges, preferences and rights, and qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

C. The voting powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

(i) Subject to the other provisions of this Certificate of Incorporation and the provisions of any Certificate of Designations, the holders of Common Stock shall be entitled to receive such dividends and other distributions, in cash, stock of any entity or property of the Corporation, when and as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in all such dividends and other distributions.

(ii) (a) Except as may be otherwise required by law or by this Certificate of Incorporation and subject to any voting rights that may be granted to holders of Preferred Stock pursuant to the provisions of a Certificate

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of Designations, all rights to vote and all voting power of the capital stock of the Corporation, whether for the election of directors or any other matter submitted to a vote of stockholders of the Corporation, shall be vested exclusively in the holders of Common Stock.

(b) Except as may be otherwise required by law or by this Certificate of Incorporation, at every meeting of the stockholders of the Corporation, in connection with the election of directors and on all other matters submitted to a vote of stockholders of the Corporation, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock standing in such holder’s name on the transfer books of the Corporation.

(iii) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock pursuant to the provisions of a Certificate of Designations, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Common Stock. For purposes of this clause (iii) of this Section C, the voluntary sale, conveyance, lease, license, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other entities (whether or not the Corporation is the entity surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

(iv) The holders of Common Stock shall not be entitled to convert any share of Common Stock into any other security of the Corporation or any other property.

(v) The holders of shares of Common Stock are not entitled to any preemptive right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class or series of the Corporation, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock of the Corporation.

(vi) No stockholder shall be entitled to exercise any right of cumulative voting.

ARTICLE V

BOARD OF DIRECTORS

A. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors shall consist of no less than six directors. Subject to the limitation in the preceding sentence, the number of directors shall be determined from time to time solely by resolution adopted by affirmative vote of a majority of the entire Board of Directors which the Corporation would have if there were no vacancies at the time such resolution is adopted (the “Entire Board of Directors”).

B. Elections of the members of the Board of Directors shall be held annually at the annual meeting of stockholders and each member of the Board of Directors shall hold office until such director’s successor is elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Elections of the members of the Board of Directors need not be by written ballot unless the bylaws of the Corporation (the “Bylaws”) shall so provide.

C. Subject to any rights of any series of Preferred Stock to elect directors as provided for or fixed pursuant to the provisions of Article IV hereof, the holders of Common Stock shall be entitled to elect the members of the Board of Directors. In the event that the rights of any series of Preferred Stock to elect directors would preclude the holders of Common Stock from electing at least one director, the Board of Directors shall increase the number of directors prior to the issuance of such Preferred Stock to the extent necessary to allow such holders of Common Stock to elect at least one director in accordance with the provisions of this Article V.

D. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may

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be possible, of one-third of the total number of directors constituting the Entire Board of Directors. The class designation and term of office of each director in office at the time of filing of this Second Amended and Restated Certificate of Incorporation (the “Effective Time”) shall remain unchanged following the Effective Time. At each annual meeting of stockholders following the Effective Time, successors to the members of the class of directors having a term expiring at such annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class to be as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If an additional director could be added to more than one class, such director shall be added to the class with the shortest remaining term.

E. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. No decrease in the number of directors shall shorten the term of any incumbent director.

F. Any director may be removed from office only for cause and only by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

G. Advance notice of stockholder nominations for the election of directors and stockholder proposals for business to be conducted at any meeting of stockholders shall be given in the manner provided in the Bylaws.

H. The books and records of the Corporation may be kept (subject to any mandatory requirement of law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or by the Bylaws.

I. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any vote required by applicable law, the affirmative vote of at least 67% of the votes entitled to be cast thereon shall be required to amend, alter, change or repeal, or to adopt any provision of this Certificate of Incorporation in a manner inconsistent with the purpose and intent of this Article V.

ARTICLE VI

STOCKHOLDER ACTION

A. Except with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the provisions of Article IV hereof, no action that is required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders.

B. Except as otherwise required by law or provided by a Certificate of Designations, special meetings of stockholders of the Corporation may be called only by (1) the Chairman of the Board of Directors or (2) the Board of Directors or the Secretary of the Corporation pursuant to a resolution adopted by a majority of directors then in office. No business other than that stated in the notice of a special meeting of stockholders shall be transacted at such special meeting.

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ARTICLE VII

AMENDMENT OF BYLAWS AND CERTIFICATE OF INCORPORATION

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to, by the affirmative vote of a majority of the Entire Board of Directors, adopt, amend and repeal the Bylaws at any regular or special meeting of the Board of Directors or by written consent, subject to the power of the stockholders of the Corporation to adopt, amend or repeal the Bylaws as set forth in this Article VII. The stockholders shall have the power to adopt, amend or repeal the Bylaws by the affirmative vote of the holders of shares representing at least a majority of the votes entitled to be cast by the holders of Common Stock; provided, however, that Section 2.8, Section 3.2 and Section 3.11 of the Bylaws shall not be amended, altered or repealed by the stockholders other than by the affirmative vote of 67% of the votes entitled to be cast thereon. Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws, and in addition to any vote required by applicable law, the affirmative vote of the holders of at least 67% of the votes entitled to be cast thereon shall be required to adopt, amend, alter or repeal any provision part of Article V, this Article VII and Article VIII of this Certificate of Incorporation in a manner inconsistent with the purpose and intent of such Articles.

ARTICLE VIII

LIMITATIONS ON LIABILITY AND INDEMNIFICATION

A. A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists at the Effective Time or may hereafter be amended. Any repeal or modification of this Section A shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

B. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees and expenses, judgments, fines, amounts to be paid in settlement and excise payments or penalties arising under the Employee Retirement Income Security Act of 1974 (“ERISA”)) reasonably incurred by such Covered Person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the preceding sentence, except as otherwise provided in this Article VIII, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. The Corporation may, by the action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

C. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees and expenses) incurred by a Covered Person in defending any proceeding in advance of its final

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disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VIII or otherwise. The rights contained in this Section C shall inure to the benefit of a Covered Person’s heirs, executors and administrators.

D. If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article VIII is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

E. The rights conferred on any Covered Person by this Article VIII shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

F. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such individual, corporation, partnership, joint venture, trust or other enterprise against such expense, liability or loss under the DGCL.

G. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person is entitled to collect and is collectible as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, enterprise or non-profit enterprise.

H. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

I. This Article VIII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, to a greater extent or in an manner otherwise different than provided for in this Article VIII when and as authorized by appropriate corporate action.

J. If this Article VIII or any portion hereof will be invalidated on any ground by any court of competent jurisdiction, then the Corporation will nevertheless indemnify each Covered Person entitled to indemnification under Section B of this Article VIII as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Covered Person and for which indemnification is available to such Covered Person pursuant to this Article VIII to the fullest extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE IX

AMENDMENTS TO CERTIFICATE OF INCORPORATION

Except as otherwise provided in this Certificate of Incorporation, the Corporation reserves the right to amend and repeal any provisions contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware, and all rights of stockholders shall be subject to this reservation.

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IN WITNESS WHEREOF, the Corporation has executed this Second Amended and Restated Certificate of Incorporation on this ___ day of ________, ____.

By:
Name: Craig Norris Title: Assistant Secretary

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EXHIBIT D

Post-Distribution A&R Bylaws

FINAL FORM

THIRD AMENDED AND RESTATED

BYLAWS

OF

VMWARE, INC.

Incorporated under the Laws of the State of Delaware

ARTICLE I

OFFICES AND RECORDS

Section 1.1 Offices. VMware, Inc. (the “Corporation”) may have such offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.2 Books and Records. The books and records of the Corporation may be kept inside or outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such place, if any, and time as may be fixed by resolution of the Board of Directors.

Section 2.2 Special Meeting. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock and the Certificate of Designations filed by the Corporation with respect thereto (collectively, a “Certificate of Designations”), and except as set forth in the Corporation’s Certificate of Incorporation, as amended or restated (the “Certificate of Incorporation”), special meetings of stockholders of the Corporation may be called only by (1) the Chairman of the Board of Directors or (2) the Board of Directors or the Secretary of the Corporation pursuant to a resolution adopted by a majority of directors then in office.

Section 2.3 Place of Meeting. The Board of Directors or the Chairman of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors or the Chairman of the Board. If no designation is so made, the place of meeting shall be the principal executive office of the Corporation. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may determine that any such meeting shall not be held at any place, but may instead be held solely by means of remote communication.

Section 2.4 Notice of Meeting. Written or printed notice, stating the place, if any, date and time of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be delivered by the Corporation not less than 10 days nor more than 60 days before the date of the meeting, either personally, by mail or by other lawful means, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Except as otherwise permitted by Section 2.8, business may not be conducted at a special meeting of stockholders unless it has been brought before the meeting pursuant to the Corporation’s notice of

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meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 6.6 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and, unless the Certificate of Incorporation otherwise provides, any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Section 2.5 Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of shares of then-outstanding capital stock of the Corporation representing a majority of the then-outstanding shares entitled to vote generally at a meeting of stockholders, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a separate class or series, the holders of a majority of the then-outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. Attendance of a person at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such person for the purposes of determining whether a quorum exists. The chairman of the meeting or the holders of shares representing a majority of the votes entitled to be cast by stockholders so present may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place, if any, of the adjourned meeting or the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting need be given except as required by law; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.6 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time for the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 2.7 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such manner prescribed by the General Corporation Law of the State of Delaware (the “DGCL”)) by the stockholder, or by his or her duly authorized attorney-in-fact. Such proxy must be filed with the Secretary or his or her representative at or before the time of the meeting at which such proxy will be voted. No proxy shall be valid after three years from the date of its execution, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

Section 2.8 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraphs (A)(2) and (A)(3) of this Section 2.8 is delivered to, or mailed to

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and received by, the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be, and (iii) who complies with the notice procedures set forth in Paragraphs (A)(2) and (A)(3) of this Section 2.8 or (d) as provided in the Stockholder Agreement, dated as of [        ], 2021 between the Corporation and the stockholders party thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time). Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders. In addition, for business (other than the nomination of persons for election to the Board of Directors) to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law.

(2) For nominations of persons for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph (A)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing to the Secretary and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of any annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder, to be timely, must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to such annual meeting and (b) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Except as provided in Section 2.5 of these Bylaws, the public announcement of an adjournment of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3) To be in proper form for purposes of this Section 2.8, a stockholder’s notice to the Secretary (whether pursuant to this Paragraph (A) or Paragraph (B) of this Section 2.8) must set forth:

(a) as to each Proposing Person (as defined below) (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (ii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person (provided that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future);

(b) as to each Proposing Person, (i) any derivative, swap, or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the Corporation, including due to the fact that the value of such derivative, swap, or other transactions are determined by reference to the price, value, or volatility of any shares of any class or series of capital stock of the Corporation, or which derivative, swap, or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of capital stock of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap, or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap, or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the

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economic effect of such derivative, swap, or other transactions; (ii) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding, or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of capital stock of the Corporation (including the number of shares and class or series of capital stock of the Corporation that are subject to such proxy, agreement, arrangement, understanding, or relationship); (iii) any agreement, arrangement, understanding, or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of capital stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of capital stock of the Corporation, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”); (iv) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation; (v) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, or any Synthetic Equity Interests or Short Interests, if any; and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies by such Proposing Person in support of the nominations or business proposed to be brought before the meeting pursuant to Regulation 14A under the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company, or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(c) if such notice pertains to the nomination by the stockholder of a person or persons for election to the Board of Directors (each, a “nominee”), as to each nominee, (i) the name, age, business and residence address, and principal occupation or employment of the nominee; (ii) all other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director in an election contest (whether or not such proxies are or will be solicited), or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; (iii) such nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected; and (iv) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.8 if such nominee were a Proposing Person;

(d) if the notice relates to any business (other than the nomination of persons for election to the Board of Directors) that the stockholder proposes to bring before the meeting, (i) a reasonably brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of each Proposing Person;

(e) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(f) a representation whether any Proposing Person intends or is part of a group that intends (a) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

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(4) The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation.

(5) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.8 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming all of the Corporation’s nominees for director or specifying the size of the increased Board of Directors at least 120 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice pursuant to this Section 2.8 shall also be considered timely, but only with respect to nominees for any new seats on the Board of Directors created by such increase, if it is delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) Special Meetings of Stockholders.

(1) No business other than that stated in the Corporation’s notice of a special meeting of stockholders shall be transacted at such special meeting. If the business stated in the Corporation’s notice of a special meeting of stockholders includes electing one or more directors to the Board of Directors, nominations of persons for election to the Board of Directors at such special meeting may be made (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraph (B)(2) of this Section 2.8 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting, (ii) who is entitled to vote at the meeting and upon such election, and (iii) who complies with the notice procedures set forth in Paragraph (B)(2) of this Section 2.8; provided, however, that a stockholder may nominate persons for election at a special meeting only to such position(s) as specified in the Corporation’s notice of the meeting.

(2) If a special meeting has been called in accordance with Section 2.2 for the purpose of electing one or more directors to the Board of Directors, then for nominations of persons for election to the Board of Directors to be properly brought before such special meeting by a stockholder pursuant to clause (b) of Paragraph (B)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing and in the proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice relating to a special meeting shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (a) the 90th day prior to such special meeting and (b) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper form for purposes of this Paragraph (B) of this Section 2.8, such notice shall set forth the information required by clauses (a), (b), (c), (e), and (f) of Paragraph (A)(3) of this Section 2.8.

(C) General.

(1) Only such persons as are nominated in accordance with the procedures set forth in this Section 2.8 shall be eligible to be elected at an annual or special meeting of directors to serve as directors, and no

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business may be conducted at a meeting of stockholders unless it has been brought before the meeting in accordance with the procedures set forth in this Section 2.8. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.8 and, if any proposed nomination or business was not made or proposed in compliance with this Section 2.8, to declare that such non-compliant proposal or nomination be disregarded.

(2) Notwithstanding the foregoing provisions of this Section 2.8, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.8, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(3) For purposes of this Section 2.8, (a) “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and (b) “Proposing Person” means (i) the stockholder giving the notice required by Paragraph (A) or Paragraph (B) of this Section 2.8, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such notice is given, and (iii) any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(4) Notwithstanding the foregoing provisions of this Section 2.8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the nomination of persons for election to the Board of Directors or the proposal of business to be considered by the stockholders at a meeting of stockholders. Paragraph (A) of this Section 2.8 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 2.8 shall be deemed to (a) affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act, (b) confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation’s proxy statement, except to the extent provided in Rule 14a-11 promulgated under the Exchange Act, or (c) affect any rights of the holders of any class or series of Preferred Stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Certificate of Incorporation.

Section 2.9 Required Vote. Except as otherwise provided by law, the Certificate of Incorporation, any Certificate of Designations or these Bylaws, when a quorum is present, the affirmative vote of the holders of shares representing at least a majority of votes actually present in person or represented by proxy at the meeting and entitled to vote on a matter constitutes the act of the stockholders. No stockholder shall be entitled to exercise any right of cumulative voting. Every reference in these Bylaws to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of then-outstanding capital stock of the Corporation (or any one or more classes or series of such stock) shall refer to such majority or other proportion of the votes to which such shares of capital stock entitle their holders to cast as provided in the Certificate of Incorporation or any Certificate of Designations.

Section 2.10 Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve

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the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

Section 2.11 Stockholder Action by Written Consent. Any action required or permitted to be taken by stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by a written consent or consents by stockholders in lieu of such a meeting.

Section 2.12 Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. If the meeting is to be held solely by means of remote communication, then, in addition to the foregoing requirements, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.13 Specification of Treatment of Abstentions and Broker Non-Votes. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast on a matter affirmatively or negatively shall be valid and binding upon the Corporation. For purposes of these Bylaws, a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities expressly conferred upon the Board of Directors by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number, Tenure, Qualifications and Election of Directors.

(A) The Board of Directors shall consist of not less than six nor more than twelve members. Subject to the limitations of the foregoing sentence and the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed, and may be increased or decreased from time to time, exclusively by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors which the Corporation would have if there were no vacancies at the time such resolution is adopted (the “Entire Board of Directors”).

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(B) Each director shall be elected at the annual meeting of stockholders in the manner set forth in the Certificate of Incorporation. A nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder intends to nominate a person for election to the Board in compliance with either (x) the advance notice requirements for stockholder nominees for director set forth in Section 2.8 of these Bylaws, or (y) Rule 14a-11 under the Exchange Act; and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

(C) Each director shall be elected by the vote of the majority of the votes cast with respect to such director at any meeting for the election of such director at which a quorum is present, provided that, except as otherwise provided by the Certificate of Incorporation, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 3.2, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. If a nominee for director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Corporate Governance Committee will make a recommendation to the Board of Directors to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who has so tendered his or her resignation will not participate in the Board of Directors’ decision.

(D) The directors, other than those who may be elected by holders of any series of Preferred Stock, shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the Entire Board of Directors. The class designation and term of office of each director in office at the time of adoption of these Third Amended and Restated Bylaws (the “Effective Time”) shall remain unchanged following the Effective Time. At each annual meeting of stockholders following the Effective Time, successors to the members of the class of directors having a term expiring at such annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class to be as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If an additional director could be added to more than one class, such director shall be added to the class with the shortest remaining term.

Section 3.3 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, if any, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.4 Special Meetings. Special meetings of the Board of Directors shall be called by the Chairman of the Board, the Chief Executive Officer or a majority of directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, if any, and time of the meetings.

Section 3.5 Notice. Notice of any special meeting of directors shall be given to each director at his or her business or residence (as he or she may specify) in writing by hand delivery, first-class mail, overnight mail or courier service, confirmed facsimile transmission or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If given by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If given by telephone, hand delivery or

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confirmed facsimile transmission or electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 24 hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 6.6 of these Bylaws.

Section 3.6 Action by Consent of Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.7 Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors, or such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and communicate with each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 3.8 Quorum; Voting. Subject to Section 3.9, at all meetings of the Board of Directors, the presence of a majority of the directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, the directors present thereat may adjourn the meeting without further notice. Attendance of a director at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such director for the purposes of determining whether a quorum exists. Except as otherwise provided by the Certificate of Incorporation, the act of a majority of directors present at a meeting at which there is a quorum constitutes the act of the Board of Directors.

Section 3.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation or a Certificate of Designations, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 3.10 Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the

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committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.

No committee shall have the power or authority in reference to any of the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) altering, amending or repealing any Bylaw, or adopting any new Bylaw.

Section 3.11 Removal. Any director may be removed from office at any time, only for cause, by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

Section 3.12 Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors, and of any committee thereof, and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

Section 3.13 Compensation. The Board of Directors shall have authority to determine from time to time the amount of compensation, if any, that shall be paid to its members for their services as directors and as members of standing or special committees of the Board of Directors. The Board of Directors shall also have power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors as such, special compensation appropriate to the value of such services as determined by the Board of Directors from time to time. Nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.14 Chairman of the Board. The Chairman of the Board, who shall not be deemed an officer of the Corporation, shall be chosen from among the directors. The Chairman of the Board shall, if present and except as set forth in Section 4.3, preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and duties as may from time to time be prescribed by the Board of Directors or these Bylaws. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors. He or she may also preside at any such meeting attended by the Chairman of the Board if he or she is so designated by the Chairman.

ARTICLE IV

OFFICERS

Section 4.1 Officers Designated. The elected officers of the Corporation (the “Elected Officers”) shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such other officers as the Board of Directors from time to time may deem proper. Elected Officers shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such Elected Officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors. Subject to the requirements of the Certificate of Incorporation, the Chairman of the Board or Chief Executive Officer may appoint, such other officers (including one or more Treasurers, Controllers, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers) (each, an “Appointed Officer”) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such Appointed Officers and agents shall have such powers and duties as generally pertain to their respective offices and shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by Chairman of the Board or Chief Executive Officer, as the case may be.

Section 4.2 Term of Office. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign, but, subject to the requirements of the Certificate of Incorporation, any officer may be removed pursuant to the provisions set forth in Section 4.8.

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Section 4.3 Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board of Directors, shall act in a general executive capacity and shall control the business and affairs of the Corporation. Subject to the requirements of the Certificate of Incorporation, the Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, except those elected by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors informed of material developments regarding the business of the Corporation and shall consult with them concerning the business of the Corporation.

Section 4.4 President. The President shall have such duties as may be determined from time to time by resolution of the Board of Directors not inconsistent with these Bylaws and, in the absence or incapacity of the Chief Executive Officer, shall also perform the duties of that office. In general, the President shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.5 Vice-Presidents. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Chairman of the Board, Chief Executive Officer, such other officer who the Vice President reports into or by the Board of Directors.

Section 4.6 Chief Financial Officer. The Chief Financial Officer shall act in an executive financial capacity. He or she shall assist the Chairman of the Board and the Chief Executive Officer in the general supervision of the Corporation’s financial policies and affairs. The Chief Financial Officer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Chief Financial Officer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.7 Secretary. The Secretary shall keep, or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; he or she shall see that all notices are duly given in accordance with the provisions of the Certificate of Incorporation, these Bylaws and as required by law; he or she shall be custodian of the records and the seal of the Corporation; and he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.8 Removal. Except as otherwise provided by the Certificate of Incorporation, any Elected Officer may be removed by the affirmative vote of a majority of directors then in office whenever, in their judgment, the best interests of the Corporation would be served thereby. Any Appointed Officer may be removed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer whenever, in their, his or her judgment, the best interests of the Corporation would be served thereby. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the Corporation.

Section 4.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation, any newly created elected office and any vacancy in any elected office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the Chairman of the Board or the Chief Executive Officer because of death, resignation or removal may be filled by the Chairman of the Board or the Chief Executive Officer.

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ARTICLE V

STOCK

Section 5.1 Stock Certificates and Transfers; Direct Registration.

(A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. Subject to the satisfaction of any additional requirements specified in the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

(B) Notwithstanding any other provision in these Bylaws, the Board of Directors may resolve to adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates (a “Direct Registration System”), including provisions for notice to purchasers in substitution for any required statements on certificates, and as may be required by applicable corporate securities laws or stock exchange listing rules. Any Direct Registration System so adopted shall not become effective as to issued and outstanding certificated securities until the certificates therefor have been surrendered to the Corporation.

Section 5.2 Record Date.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 days nor less than 10 days before the date of such meeting of stockholders, nor more than 60 days prior to the time for such other action as described above. If the Board of Directors so fixes a date for notice of any meeting of stockholders or any adjournment thereof, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 5.2 at the adjourned meeting.

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Section 5.3 Lost, Mutilated, Stolen or Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, mutilated, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors, or any financial officer of the Corporation, may in its, or his or her, discretion require.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1 Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 6.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

Section 6.3 Seal. The corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and around the margin thereof the words “VMware, Inc.”

Section 6.4 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or any committee thereof.

Section 6.5 Reliance upon Books, Reports and Records. The Board of Directors, each committee thereof, each member of the Board of Directors and such committees and each officer of the Corporation shall, in the performance of its, his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or documents presented to it or them by any of the Corporation’s officers or employees, by any committee of the Board of Directors or by any other person as to matters that the Board, such committee, such member or such officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 6.6 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 6.7 Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, or a committee thereof, and it shall be the duty of the Board of Directors, or such committee, to cause such audit to be done annually.

Section 6.8 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board, the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective, other than as required by Section 3.2.

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Section 6.9 Indemnification and Insurance.

(A) As and to the extent provided in the Certificate of Incorporation, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists at the Effective Time or may hereafter be amended. Any repeal or modification of this paragraph (A) shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

(B) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees and expenses, judgments, fines, amounts to be paid in settlement and excise payments or penalties arising under the Employee Retirement Income Security Act of 1974 (“ERISA”)) reasonably incurred by such Covered Person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the preceding sentence, except as otherwise provided in this Section 6.9, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. The Corporation may, by the action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(C) The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees and expenses) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Section 6.9 or otherwise. The rights contained in this paragraph (C) shall inure to the benefit of a Covered Person’s heirs, executors and administrators.

(D) If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Section 6.9 is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

(E) The rights conferred on any Covered Person by this Section 6.9 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of these Bylaws or the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise.

(F) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such individual or entity against such expense, liability or loss under the DGCL.

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(G) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person is entitled to collect and is collectible as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, enterprise or non-profit enterprise.

(H) Any repeal or modification of the foregoing provisions of this Section 6.9 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

(I) This Section 6.9 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, to a greater extent or in an manner otherwise different than provided for in this Section 6.9 when and as authorized by appropriate corporate action.

(J) If this Section 6.9 or any portion hereof will be invalidated on any ground by any court of competent jurisdiction, then the Corporation will nevertheless indemnify each Covered Person entitled to indemnification under paragraph (B) of this Section 6.9 as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Covered Person and for which indemnification is available to such Covered Person pursuant to this Section 6.9 to the fullest extent permitted by any applicable portion of this Section 6.9 that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 6.10 Establishing Forum for Certain Actions. Unless the Corporation consents in writing to the selection of any alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine.

Section 6.11 Remote Communication. For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, so long as (i) the Corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation implements reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholder, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE VII

CONTRACTS, PROXIES, ETC.

Section 7.1 Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the

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Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time specify. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such person of responsibility with respect to the exercise of such delegated power.

Section 7.2 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes that the Corporation may be entitled to cast as the holder of stock or other securities in any other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed, in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.

ARTICLE VIII

AMENDMENTS

Amendments. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting; provided, however, that, in the case of amendments by the Board of Directors, notwithstanding any other provisions of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, the affirmative vote of a majority of the Entire Board of Directors shall be required to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw. Notwithstanding any other provision of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by the Certificate of Incorporation or by a Certificate of Designations, the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast by the holders of Common Stock shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw; provided, however, that, the affirmative vote of the holders of shares representing at least 67% of votes entitled to be cast thereon shall be required for the stockholders of the Corporation to alter, amend, repeal or adopt any Bylaw inconsistent with the following provisions of these Bylaws: Sections 2.1, 2.2, 2.4, 2.5, 2.6, 2.8, 2.9 and 2.11 of Article II, Sections 3.1, 3.2, 3.9 and 3.11 of Article III, Section 6.9 of Article VI and this Section 8.1 of Article VIII or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).

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Annex B

FINAL FORM

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

VMWARE, INC.

VMware, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Amended and Restated Certificate of Incorporation (the “Charter”) was filed on June 8, 2017.

SECOND: Subclause (b) of clause (vi) of Section C of Article IV of the Charter is hereby amended and restated in its entirety to provide for the following:

Prior to the date of a Distribution (as defined in Article XI), the holders of Class B Common Stock shall be entitled to convert, at any time and from time to time, any share of Class B Common Stock into one (1) fully paid and non-assessable share of Class A Common Stock. Such right shall be exercised by the surrender to the Corporation of the certificate or certificates, if any, representing the shares of Class B Common Stock to be converted at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Corporation’s transfer agent (the “Transfer Agent”), accompanied by a written notice from the holder of such shares stating that such holder desires to convert such shares, or a stated number of the shares represented by such certificate or certificates, if any, into an equal number of shares of Class A Common Stock, and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and transfer tax stamps or funds therefor if required pursuant to sub-clause (g) of this clause (vi) of this Section C. To the extent permitted by law, such voluntary conversion shall be deemed to have been effected at the close of business on the date of such surrender. Following a Distribution, shares of Class B Common Stock shall no longer be convertible into shares of Class A Common Stock except as hereinafter set forth in Section C(vi) (d) of this Article IV or pursuant to a Distribution Election (as defined below).

THIRD: Subclause (g) of clause (vi) of Section C of Article IV of the Charter is hereby amended and restated in its entirety to provide for the following:

Immediately upon conversion of shares of Class B Common Stock in the manner provided in sub-clauses (b) or (c) of this clause (vi) of this Section C, as applicable, the rights of the holders of shares of Class B Common Stock as such shall cease, and such holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock; provided, however, that if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of this clause (vi) of this Section C is after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend and prior to or on the date on which such dividend is to be paid to such holders, the holder of the Class A Common Stock issued upon the conversion of such converted share of Class B Common Stock will be entitled to receive such dividend on such payment date; provided, however, that to the extent that such dividend is payable in shares of Class B Common Stock, no such shares of Class B Common Stock shall be issued in payment thereof and such dividend shall instead be paid by the issuance of such number of shares of Class A Common Stock into which such shares of Class B Common Stock, if issued, would have been convertible on such payment date.

B-1

FOURTH: Clause (vi) of Section C of Article IV of the Charter is hereby amended by adding a new subclause (k), which shall provide the following:

(k)    Each share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the written election of the holders of a majority of the shares of Class B Common Stock in connection with a Distribution (a “Distribution Election”), which (i) may be provided to the Corporation prior to any such Distribution and be contingent upon the occurrence of such Distribution and (ii) shall provide that the conversion shall be effective immediately following such Distribution while such share of Class B Common Stock is held by the Transfer Agent and prior to receipt thereof by the recipients of such Distribution.

FIFTH: The definition of “EMC” in Article XI of the Charter is hereby amended and restated in its entirety to provide for the following:

“EMC” means any or all of (1) EMC Corporation, a Massachusetts corporation, (2) Dell Technologies, Inc., a Delaware corporation, (3) all successors to EMC Corporation or Dell Technologies, Inc. by way of merger, consolidation or sale of substantially all of its assets, and (4) all corporations, limited liability companies, joint ventures, partnerships, trusts, associations or other entities in which EMC Corporation or Dell Technologies, Inc.: (i) beneficially owns, either directly or indirectly, more than 50% of (a) the total combined voting power of all classes of voting securities of such entity, (b) the total combined equity interests, or (c) the capital or profits interest, in the case of a partnership; or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body, but shall not include the Corporation or any Subsidiary of the Corporation (any such successor in interest, corporation, limited liability company, joint venture, partnership, trust, association or other entity referred to in this definition shall be deemed to be an “EMC Company”); provided that for purposes of Article V and clause (viii) of Section A of Article VI hereof, “EMC” shall mean any or all of (1) EMC Corporation, a Massachusetts corporation, (2) all successors to EMC Corporation by way of merger, consolidation or sale of substantially all of its assets, and (3) all corporations, limited liability companies, joint ventures, partnerships, trusts, associations or other entities in which EMC Corporation: (i) beneficially owns, either directly or indirectly, more than 50% of (a) the total combined voting power of all classes of voting securities of such entity, (b) the total combined equity interests, or (c) the capital or profits interest, in the case of a partnership; or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body, but shall not include the Corporation or any Subsidiary of the Corporation.

SIXTH: This Certificate of Amendment has been duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the Charter and Sections 228 and 242 of the DGCL.

SEVENTH: Other than as set forth in this Certificate of Amendment, the Charter shall remain in full force and effect, without modification, amendment or change.

Remainder of page left intentionally blank; signature page follows.

B-2

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _______ day of _________, 2021.

VMware, Inc.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

Annex C

FINAL FORM

SECOND AMENDED AND RESTATED

BYLAWS

OF

VMWARE, INC.

Incorporated under the Laws of the State of Delaware

ARTICLE I

OFFICES AND RECORDS

Section 1.1 Offices. VMware, Inc. (the “Corporation”) may have such offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.2 Books and Records. The books and records of the Corporation may be kept inside or outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such place, if any, and time as may be fixed by resolution of the Board of Directors.

Section 2.2 Special Meeting. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock and the Certificate of Designations filed by the Corporation with respect thereto (collectively, a “Certificate of Designations”), and except as set forth in the Corporation’s Certificate of Incorporation, as amended or restated (the “Certificate of Incorporation”), special meetings of stockholders of the Corporation may be called only by (1) the Chairman of the Board of Directors, (2) the Board of Directors or the Secretary of the Corporation pursuant to a resolution adopted by a majority of directors then in office or (3) EMC, so long as EMC is the beneficial owner of at least a majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class. For purposes of these Bylaws, “EMC” means any or all of (w) EMC Corporation, a Massachusetts corporation, (x) Dell Technologies, Inc., a Delaware corporation, (y) all successors to EMC Corporation or Dell Technologies, Inc. by way of merger, consolidation or sale of substantially all of its assets, and (z) all corporations, limited liability companies, joint ventures, partnerships, trusts, associations or other entities in which EMC Corporation or Dell Technologies, Inc.: (i) beneficially owns, either directly or indirectly, more than 50% of (a) the total combined voting power of all classes of voting securities of such entity, (b) the total combined equity interests, or (c) the capital or profits interest, in the case of a partnership; or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body, but shall not include the Corporation or any Subsidiary of the Corporation.

Section 2.3 Place of Meeting. The Board of Directors or the Chairman of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors or the Chairman of the Board. If no designation is so made, the place of meeting shall be the principal executive office of the Corporation. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may determine that any such meeting shall not be held at any place, but may instead be held solely by means of remote communication.

Section 2.4 Notice of Meeting. Written or printed notice, stating the place, if any, date and time of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be delivered by the Corporation not less than 10 days nor more than 60 days before the date of the meeting, either personally, by mail or by other lawful means, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Except as otherwise permitted by Section 2.8, business may not be conducted at a special meeting of stockholders unless it has been brought before the meeting pursuant to the Corporation’s notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 6.6 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and, unless the Certificate of Incorporation otherwise provides, any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Section 2.5 Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of shares of then-outstanding capital stock of the Corporation representing a majority of the then-outstanding shares entitled to vote generally at a meeting of stockholders, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a separate class or series, the holders of a majority of the then-outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. Attendance of a person at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such person for the purposes of determining whether a quorum exists. The chairman of the meeting or the holders of shares representing a majority of the votes entitled to be cast by stockholders so present may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place, if any, of the adjourned meeting or the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting need be given except as required by law; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.6 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time for the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 2.7 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such manner prescribed by the General Corporation Law of the State of Delaware (the “DGCL”)) by the stockholder, or by his or her duly authorized attorney-in-fact. Such proxy must be filed with the Secretary or his or her representative at or before the time of the meeting at which such proxy will be voted. No proxy shall be valid after three years from the date of its execution, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

Section 2.8 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraphs (A)(2) and (A)(3) of this Section 2.8 is delivered to, or mailed to and received by, the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be, and (iii) who complies with the notice procedures set forth in Paragraphs (A)(2) and (A)(3) of this Section 2.8. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders.In addition, for business (other than the nomination of persons for election to the Board of Directors) to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law.

(2) For nominations of persons for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph (A)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing to the Secretary and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of any annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder, to be timely, must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to such annual meeting and (b) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Except as provided in Section 2.5 of these Bylaws, the public announcement of an adjournment of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3) To be in proper form for purposes of this Section 2.8, a stockholder’s notice to the Secretary (whether pursuant to this Paragraph (A) or Paragraph (B) of this Section 2.8) must set forth:

(a) as to each Proposing Person (as defined below) (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (ii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person (provided that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future);

(b) as to each Proposing Person, (i) any derivative, swap, or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the Corporation, including due to the fact that the value of such derivative, swap, or other transactions are determined by reference to the price, value, or volatility of any shares of any class or series of capital stock of the Corporation, or which derivative, swap, or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of capital stock of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap, or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap, or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap, or other transactions; (ii) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding, or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of capital stock of the Corporation (including the number of shares and class or series of capital stock of the Corporation that are subject to such proxy, agreement, arrangement, understanding, or relationship); (iii) any agreement, arrangement, understanding, or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of capital stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of capital stock of the Corporation, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”); (iv) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation; (v) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, or any Synthetic Equity Interests or Short Interests, if any; and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the nominations or business proposed to be brought before the meeting pursuant to Regulation 14A under the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company, or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(c) if such notice pertains to the nomination by the stockholder of a person or persons for election to the Board of Directors (each, a “nominee”), as to each nominee, (i) the name, age, business and residence address, and principal occupation or employment of the nominee; (ii) all other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director in an election contest (whether or not such proxies are or will be solicited), or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; (iii) such nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected; and (iv) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.8 if such nominee were a Proposing Person;

(d) if the notice relates to any business (other than the nomination of persons for election to the Board of Directors) that the stockholder proposes to bring before the meeting, (i) a reasonably brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of each Proposing Person;

(e) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(f) a representation whether any Proposing Person intends or is part of a group that intends (a) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

(4) The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation.

(5) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.8 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming all of the Corporation’s nominees for director or specifying the size of the increased Board of Directors at least 120 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice pursuant to this Section 2.8 shall also be considered timely, but only with respect to nominees for any new seats on the Board of Directors created by such increase, if it is delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) Special Meetings of Stockholders.

(1) No business other than that stated in the Corporation’s notice of a special meeting of stockholders shall be transacted at such special meeting. If the business stated in the Corporation’s notice of a special meeting of stockholders includes electing one or more directors to the Board of Directors, nominations of persons for election to the Board of Directors at such special meeting may be made (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraph (B)(2) of this Section 2.8 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting, (ii) who is entitled to vote at the meeting and upon such election, and (iii) who complies with the notice procedures set forth in Paragraph (B)(2) of this Section 2.8; provided, however, that a stockholder may nominate persons for election at a special meeting only to such position(s) as specified in the Corporation’s notice of the meeting.

(2) If a special meeting has been called in accordance with Section 2.2 for the purpose of electing one or more directors to the Board of Directors, then for nominations of persons for election to the Board of Directors to be properly brought before such special meeting by a stockholder pursuant to clause (b) of Paragraph (B)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing and in the proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice relating to a special meeting shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (a) the 90th day prior to such special meeting and (b) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper form for purposes of this Paragraph (B) of this Section 2.8, such notice shall set forth the information required by clauses (a), (b), (c), (e), and (f) of Paragraph (A)(3) of this Section 2.8.

(C) General.

(1) Only such persons as are nominated in accordance with the procedures set forth in this Section 2.8 shall be eligible to be elected at an annual or special meeting of directors to serve as directors, and no business may be conducted at a meeting of stockholders unless it has been brought before the meeting in accordance with the procedures set forth in this Section 2.8. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.8 and, if any proposed nomination or business was not made or proposed in compliance with this Section 2.8, to declare that such non-compliant proposal or nomination be disregarded.

(2) Notwithstanding the foregoing provisions of this Section 2.8, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.8, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(3) For purposes of this Section 2.8, (a) “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and (b) “Proposing Person” means (i) the stockholder giving the notice required by Paragraph (A) or Paragraph (B) of this Section 2.8, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such notice is given, and (iii) any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(4) Notwithstanding the foregoing provisions of this Section 2.8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the nomination of persons for election to the Board of Directors or the proposal of business to be considered by the stockholders at a meeting of stockholders. Paragraph (A) of this Section 2.8 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 2.8 shall be deemed to (a) affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act, (b) confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation’s proxy statement, except to the extent provided in Rule 14a-11 promulgated under the Exchange Act, or (c) affect any rights of the holders of any class or series of Preferred Stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Certificate of Incorporation.

(5) EMC. Notwithstanding anything to the contrary contained in these Bylaws, until such time as EMC ceases to be the beneficial owner of shares representing at least a majority of the votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, EMC shall be entitled to nominate persons for election to the Board of Directors and propose business to be considered by the stockholders at any meeting of stockholders without compliance with the notice requirements and procedures of this Section 2.8.

Section 2.9 Required Vote. Except as otherwise provided by law, the Certificate of Incorporation, any Certificate of Designations or these Bylaws, when a quorum is present, the affirmative vote of the holders of shares representing at least a majority of votes actually present in person or represented by proxy at the meeting and entitled to vote on a matter constitutes the act of the stockholders. No stockholder shall be entitled to exercise any right of cumulative voting. Every reference in these Bylaws to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of then-outstanding capital stock of the Corporation (or any one or more classes or series of such stock) shall refer to such majority or other proportion of the votes to which such shares of capital stock entitle their holders to cast as provided in the Certificate of Incorporation or any Certificate of Designations.

Section 2.10 Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

Section 2.11 Stockholder Action by Written Consent. Any action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted; provided, however, that, and except as otherwise provided by a Certificate of Designations, from and after the date that EMC ceases to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, any action required or permitted to be taken by stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by a written consent or consents by stockholders in lieu of such a meeting. All written consents authorized by this Section 2.11 shall be delivered to the Corporation by delivery to its registered office, its principal place of business or the Secretary. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in this Section 2.11. In the event that the action that is consented to is such as would have required the filing of a certificate under the General Corporation Law of the State of Delaware that such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed shall state, in lieu of any statement concerning any vote of stockholders or members, that written consent has been given in accordance with the General Corporation Law of the State of Delaware.

Section 2.12 Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. So long as EMC is the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, upon the request of EMC, the stock list shall be provided to EMC promptly. If the meeting is to be held solely by means of remote communication, then, in addition to the foregoing requirements, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.13 Specification of Treatment of Abstentions and Broker Non-Votes. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast on a matter affirmatively or negatively shall be valid and binding upon the Corporation. For purposes of these Bylaws, a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities expressly conferred upon the Board of Directors by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number, Tenure, Qualifications and Election of Directors.

(A) The Board of Directors shall consist of not less than six nor more than twelve members. Subject to the limitations of the foregoing sentence and the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed, and may be increased or decreased from time to time, exclusively by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors which the Corporation would have if there were no vacancies at the time such resolution is adopted (the “Entire Board of Directors”).

(B) Each director shall be elected at the annual meeting of stockholders in the manner set forth in the Certificate of Incorporation. A nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder intends to nominate a person for election to the Board in compliance with either (x) the advance notice requirements for stockholder nominees for director set forth in Section 2.8 of these Bylaws, or (y) Rule 14a-11 under the Exchange Act; and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

(C) Each director shall be elected by the vote of the majority of the votes cast with respect to such director at any meeting for the election of such director at which a quorum is present, provided that, except as otherwise provided by the Certificate of Incorporation, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 3.2, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. If a nominee for director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Corporate Governance Committee will make a recommendation to the Board of Directors to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who has so tendered his or her resignation will not participate in the Board of Directors’ decision.

(D) The Board of Directors, other than with respect to any directors who may be elected by the holders of any series of Preferred Stock, shall be divided into two groups, designated Group I and Group II. Except as otherwise provided by the Certificate of Incorporation, any director elected by the holders of Class B Common Stock voting separately as a class shall be a Group I member (a “Group I Member”), and the remaining directors shall be Group II members (each a “Group II Member”). The directors, other than those who may be elected by holders of any series of Preferred Stock, shall be further divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the Entire Board of Directors and one-third of the respective Group I Members and Group II Members. No director shall be a member of more than one class of directors. The class designation and the duration of the then-current term of office of each director in office at the time of adoption of these Second Amended and Restated Bylaws (the “Effective Time”) will remain unchanged following the Effective Time. At each annual meeting of stockholders following the Effective Time, successors to the members of the class of directors whose term expires at such annual meeting shall be elected to serve as directors for a three-year term and until their respective successors are duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors and the respective number of Group I Members and Group II Members in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If an additional director could be added to more than one class, such director shall be added to the class with the shortest remaining term.

Section 3.3 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, if any, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.4 Special Meetings. Special meetings of the Board of Directors shall be called by the Chairman of the Board, the Chief Executive Officer, a majority of directors then in office or, until EMC ceases to be the beneficial owner of shares representing at least a majority of the votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, EMC. The person or persons authorized to call special meetings of the Board of Directors may fix the place, if any, and time of the meetings.

Section 3.5 Notice. Notice of any special meeting of directors shall be given to each director at his or her business or residence (as he or she may specify) in writing by hand delivery, first-class mail, overnight mail or courier service, confirmed facsimile transmission or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If given by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If given by telephone, hand delivery or confirmed facsimile transmission or electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 24 hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 6.6 of these Bylaws.

Section 3.6 Action by Consent of Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.7 Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors, or such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and communicate with each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 3.8 Quorum; Voting. Subject to Section 3.9, at all meetings of the Board of Directors, the presence of a majority of the directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, the directors present thereat may adjourn the meeting without further notice. Attendance of a director at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such director for the purposes of determining whether a quorum exists. Except as otherwise provided by the Certificate of Incorporation, the act of a majority of directors present at a meeting at which there is a quorum constitutes the act of the Board of Directors.

Section 3.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation or a Certificate of Designations, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 3.10 Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.

No committee shall have the power or authority in reference to any of the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (b) altering, amending or repealing any Bylaw, or adopting any new Bylaw.

Section 3.11 Removal. Any Group I Member may be removed from office at any time, with or without cause, by the affirmative vote of holders of at least 80% of the shares of Class B Common Stock, voting separately as a class. Any Group II Member may be removed from office at any time, with or without cause, by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

Section 3.12 Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors, and of any committee thereof, and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

Section 3.13 Compensation. The Board of Directors shall have authority to determine from time to time the amount of compensation, if any, that shall be paid to its members for their services as directors and as members of standing or special committees of the Board of Directors. The Board of Directors shall also have power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors as such, special compensation appropriate to the value of such services as determined by the Board of Directors from time to time. Nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.14 Chairman of the Board. The Chairman of the Board, who shall not be deemed an officer of the Corporation, shall be chosen from among the directors. The Chairman of the Board shall, if present and except as set forth in Section 4.3, preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and duties as may from time to time be prescribed by the Board of Directors or these Bylaws. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors. He or she may also preside at any such meeting attended by the Chairman of the Board if he or she is so designated by the Chairman.

ARTICLE IV

OFFICERS

Section 4.1 Officers Designated. The elected officers of the Corporation (the “Elected Officers”) shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such other officers as the Board of Directors from time to time may deem proper. Elected Officers shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such Elected Officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors. Subject to the requirements of the Certificate of Incorporation, the Chairman of the Board or Chief Executive Officer may appoint, such other officers (including one or more Treasurers, Controllers, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers) (each, an “Appointed Officer”) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such Appointed Officers and agents shall have such powers and duties as generally pertain to their respective offices and shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by Chairman of the Board or Chief Executive Officer, as the case may be.

Section 4.2 Term of Office. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign, but, subject to the requirements of the Certificate of Incorporation, any officer may be removed pursuant to the provisions set forth in Section 4.8.

Section 4.3 Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board of Directors, shall act in a general executive capacity and shall control the business and affairs of the Corporation. Subject to the requirements of the Certificate of Incorporation, the Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, except those elected by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors informed of material developments regarding the business of the Corporation and shall consult with them concerning the business of the Corporation.

Section 4.4 President. The President shall have such duties as may be determined from time to time by resolution of the Board of Directors not inconsistent with these Bylaws and, in the absence or incapacity of the Chief Executive Officer, shall also perform the duties of that office. In general, the President shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.5 Vice-Presidents. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Chairman of the Board, Chief Executive Officer, such other officer who the Vice President reports into or by the Board of Directors.

Section 4.6 Chief Financial Officer. The Chief Financial Officer shall act in an executive financial capacity. He or she shall assist the Chairman of the Board and the Chief Executive Officer in the general supervision of the Corporation’s financial policies and affairs. The Chief Financial Officer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Chief Financial Officer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.7 Secretary. The Secretary shall keep, or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; he or she shall see that all notices are duly given in accordance with the provisions of the Certificate of Incorporation, these Bylaws and as required by law; he or she shall be custodian of the records and the seal of the Corporation; and he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.8 Removal. Except as otherwise provided by the Certificate of Incorporation, any Elected Officer may be removed by the affirmative vote of a majority of directors then in office whenever, in their judgment, the best interests of the Corporation would be served thereby. Any Appointed Officer may be removed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer whenever, in their, his or her judgment, the best interests of the Corporation would be served thereby. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the Corporation.

Section 4.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation, any newly created elected office and any vacancy in any elected office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the Chairman of the Board or the Chief Executive Officer because of death, resignation or removal may be filled by the Chairman of the Board or the Chief Executive Officer.

ARTICLE V

STOCK

Section 5.1 Stock Certificates and Transfers; Direct Registration.

(A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. Subject to the satisfaction of any additional requirements specified in the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

(B) Notwithstanding any other provision in these Bylaws, the Board of Directors may resolve to adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates (a “Direct Registration System”), including provisions for notice to purchasers in substitution for any required statements on certificates, and as may be required by applicable corporate securities laws or stock exchange listing rules. Any Direct Registration System so adopted shall not become effective as to issued and outstanding certificated securities until the certificates therefor have been surrendered to the Corporation.

Section 5.2 Record Date.

(A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting of stockholders, nor more than 60 days prior to the time for such other action as described above. If the Board of Directors so fixes a date for notice of any meeting of stockholders or any adjournment thereof, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 5.2 at the adjourned meeting.

(B) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and prior action by the Board of Director is required by applicable law, the Certificate of Incorporation, or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

Section 5.3 Lost, Mutilated, Stolen or Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, mutilated, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors, or any financial officer of the Corporation, may in its, or his or her, discretion require.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1 Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 6.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

Section 6.3 Seal. The corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and around the margin thereof the words “VMware, Inc.”

Section 6.4 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or any committee thereof.

Section 6.5 Reliance upon Books, Reports and Records. The Board of Directors, each committee thereof, each member of the Board of Directors and such committees and each officer of the Corporation shall, in the performance of its, his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or documents presented to it or them by any of the Corporation’s officers or employees, by any committee of the Board of Directors or by any other person as to matters that the Board, such committee, such member or such officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 6.6 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 6.7 Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, or a committee thereof, and it shall be the duty of the Board of Directors, or such committee, to cause such audit to be done annually.

Section 6.8 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board, the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective, other than as required by Section 3.2.

Section 6.9 Indemnification and Insurance.

(A) As and to the extent provided in the Certificate of Incorporation, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any repeal or modification of this paragraph (A) shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

(B) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees and expenses, judgments, fines, amounts to be paid in settlement and excise payments or penalties arising under the Employee Retirement Income Security Act of 1974 (“ERISA”)) reasonably incurred by such Covered Person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the preceding sentence, except as otherwise provided in this Section 6.9, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. The Corporation may, by the action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(C) The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees and expenses) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Section 6.9 or otherwise. The rights contained in this paragraph (C) shall inure to the benefit of a Covered Person’s heirs, executors and administrators.

(D) If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Section 6.9 is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

(E) The rights conferred on any Covered Person by this Section 6.9 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of these Bylaws or the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise.

(F) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such individual or entity against such expense, liability or loss under the DGCL.

(G) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person is entitled to collect and is collectible as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, enterprise or non-profit enterprise.

(H) Any repeal or modification of the foregoing provisions of this Section 6.9 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

(I) This Section 6.9 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, to a greater extent or in an manner otherwise different than provided for in this Section 6.9 when and as authorized by appropriate corporate action.

(J) If this Section 6.9 or any portion hereof will be invalidated on any ground by any court of competent jurisdiction, then the Corporation will nevertheless indemnify each Covered Person entitled to indemnification under paragraph (B) of this Section 6.9 as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Covered Person and for which indemnification is available to such Covered Person pursuant to this Section 6.9 to the fullest extent permitted by any applicable portion of this Section 6.9 that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 6.10 Establishing Forum for Certain Actions. Unless the Corporation consents in writing to the selection of any alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine.

Section 6.11 Remote Communication. For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, so long as (i) the Corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation implements reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholder, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE VII

CONTRACTS, PROXIES, ETC.

Section 7.1 Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time specify. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such person of responsibility with respect to the exercise of such delegated power.

Section 7.2 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes that the Corporation may be entitled to cast as the holder of stock or other securities in any other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed, in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.

ARTICLE VIII

AMENDMENTS

Section 8.1 Amendments. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting; provided, however, that, in the case of amendments by the Board of Directors, notwithstanding any other provisions of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, the affirmative vote of a majority of the Entire Board of Directors shall be required to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw. Notwithstanding any other provision of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by the Certificate of Incorporation or by a Certificate of Designations, the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw; provided, however, that, from and after the date that EMC ceases to be the beneficial owner of shares representing at least a majority of votes entitled to be cast by the holders of Class A Common Stock and the holders of Class B Common Stock, voting together as a single class, the affirmative vote of the holders of shares representing at least 80% of votes entitled to be cast thereon, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any Bylaw inconsistent with, the following provisions of these Bylaws: Sections 2.1, 2.2, 2.4, 2.5, 2.6, 2.8, 2.9 and 2.11 of Article II; Sections 3.1, 3.2, 3.9 and 3.11 of Article III; Section 6.9 of Article VI; and this Section 8.1 of Article VIII, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).

Annex D

FINAL FORM

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

VMWARE, INC.

VMWARE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The name of the Corporation is VMware, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 10, 1998 under its current name, the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 8, 2017 under its current name and that certain Certificate of Amendment was filed with the Secretary of State of the State of Delaware on [___], 2021.

2.

This Second Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) was duly adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware. Pursuant to Sections 242 and 228 of the General Corporation Law of the State of Delaware, the amendments and restatement herein set forth have been duly adopted by the Board of Directors and the stockholders of the Corporation.

3.

Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Certificate of Incorporation amends and integrates and restates the provisions of the Amended and Restated Certificate of Incorporation of this Corporation.

The text of this Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation is VMware, Inc.

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the “DGCL”), subject to the limitations and other restrictions contained herein.

ARTICLE IV

CAPITAL STOCK

A. The Corporation shall be authorized to issue 2,600,000,000 shares of capital stock, of which (i) 2,500,000,000 shares shall be shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), and (ii) 100,000,000 shares shall be shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

B. Shares of Preferred Stock may be issued from time to time in one or more series. The board of directors (the “Board of Directors”) of the Corporation is hereby authorized, by resolution or resolutions, to provide for series of Preferred Stock to be issued and, by filing a certificate pursuant to the DGCL (a “Certificate of Designations”), to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding), and with respect to each such series, to fix the voting powers, if any, designations, preferences and the relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of any such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i) the designation of the series, which may be by distinguishing number, letter or title;

(ii) the number of shares of the series, which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then outstanding);

(iii) whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

(iv) dates at which dividends, if any, shall be payable;

(v) the redemption rights and price or prices, if any, for shares of the series;

(vi) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) the amounts payable on, and the preferences, if any, of, shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

(ix) restrictions on the issuance of shares of the same series or of any other class or series;

(x) the voting rights, if any, of the holders of shares of the series; and

(xi) such other powers, privileges, preferences and rights, and qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

C. The voting powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

(i) Subject to the other provisions of this Certificate of Incorporation and the provisions of any Certificate of Designations, the holders of Common Stock shall be entitled to receive such dividends and other distributions, in cash, stock of any entity or property of the Corporation, when and as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in all such dividends and other distributions.

(ii) (a) Except as may be otherwise required by law or by this Certificate of Incorporation and subject to any voting rights that may be granted to holders of Preferred Stock pursuant to the provisions of a Certificate of Designations, all rights to vote and all voting power of the capital stock of the Corporation, whether for the election of directors or any other matter submitted to a vote of stockholders of the Corporation, shall be vested exclusively in the holders of Common Stock.

(b) Except as may be otherwise required by law or by this Certificate of Incorporation, at every meeting of the stockholders of the Corporation, in connection with the election of directors and on all other matters submitted to a vote of stockholders of the Corporation, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock standing in such holder’s name on the transfer books of the Corporation.

(iii) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock pursuant to the provisions of a Certificate of Designations, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Common Stock. For purposes of this clause (iii) of this Section C, the voluntary sale, conveyance, lease, license, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other entities (whether or not the Corporation is the entity surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

(iv) The holders of Common Stock shall not be entitled to convert any share of Common Stock into any other security of the Corporation or any other property.

(v) The holders of shares of Common Stock are not entitled to any preemptive right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class or series of the Corporation, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock of the Corporation.

(vi) No stockholder shall be entitled to exercise any right of cumulative voting.

ARTICLE V

BOARD OF DIRECTORS

A. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors shall consist of no less than six directors. Subject to the limitation in the preceding sentence, the number of directors shall be determined from time to time solely by resolution adopted by affirmative vote of a majority of the entire Board of Directors which the Corporation would have if there were no vacancies at the time such resolution is adopted (the “Entire Board of Directors”).

B. Elections of the members of the Board of Directors shall be held annually at the annual meeting of stockholders and each member of the Board of Directors shall hold office until such director’s successor is elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Elections of the members of the Board of Directors need not be by written ballot unless the bylaws of the Corporation (the “Bylaws”) shall so provide.

C. Subject to any rights of any series of Preferred Stock to elect directors as provided for or fixed pursuant to the provisions of Article IV hereof, the holders of Common Stock shall be entitled to elect the members of the Board of Directors. In the event that the rights of any series of Preferred Stock to elect directors would preclude the holders of Common Stock from electing at least one director, the Board of Directors shall increase the number of directors prior to the issuance of such Preferred Stock to the extent necessary to allow such holders of Common Stock to elect at least one director in accordance with the provisions of this Article V.

D. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the Entire Board of Directors. The class designation and term of office of each director in office at the time of filing of this Second Amended and Restated Certificate of Incorporation (the “Effective Time”) shall remain unchanged following the Effective Time. At each annual meeting of stockholders following the Effective Time, successors to the members of the class of directors having a term expiring at such annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class to be as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If an additional director could be added to more than one class, such director shall be added to the class with the shortest remaining term.

E. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. No decrease in the number of directors shall shorten the term of any incumbent director.

F. Any director may be removed from office only for cause and only by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

G. Advance notice of stockholder nominations for the election of directors and stockholder proposals for business to be conducted at any meeting of stockholders shall be given in the manner provided in the Bylaws.

H. The books and records of the Corporation may be kept (subject to any mandatory requirement of law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or by the Bylaws.

I. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any vote required by applicable law, the affirmative vote of at least 67% of the votes entitled to be cast thereon shall be required to amend, alter, change or repeal, or to adopt any provision of this Certificate of Incorporation in a manner inconsistent with the purpose and intent of this Article V.

ARTICLE VI

STOCKHOLDER ACTION

A. Except with respect to actions required or permitted to be taken solely by holders of Preferred Stock pursuant to the provisions of Article IV hereof, no action that is required or permitted to be taken by the stockholders of the Corporation may be effected by consent of stockholders in lieu of a meeting of stockholders.

B. Except as otherwise required by law or provided by a Certificate of Designations, special meetings of stockholders of the Corporation may be called only by (1) the Chairman of the Board of Directors or (2) the Board of Directors or the Secretary of the Corporation pursuant to a resolution adopted by a majority of directors then in office. No business other than that stated in the notice of a special meeting of stockholders shall be transacted at such special meeting.

ARTICLE VII

AMENDMENT OF BYLAWS AND CERTIFICATE OF INCORPORATION

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to, by the affirmative vote of a majority of the Entire Board of Directors, adopt, amend and repeal the Bylaws at any regular or special meeting of the Board of Directors or by written consent, subject to the power of the stockholders of the Corporation to adopt, amend or repeal the Bylaws as set forth in this Article VII. The stockholders shall have the power to adopt, amend or repeal the Bylaws by the affirmative vote of the holders of shares representing at least a majority of the votes entitled to be cast by the holders of Common Stock; provided, however, that Section 2.8, Section 3.2 and Section 3.11 of the Bylaws shall not be amended, altered or repealed by the stockholders other than by the affirmative vote of 67% of the votes entitled to be cast thereon. Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws, and in addition to any vote required by applicable law, the affirmative vote of the holders of at least 67% of the votes entitled to be cast thereon shall be required to adopt, amend, alter or repeal any provision part of Article V, this Article VII and Article VIII of this Certificate of Incorporation in a manner inconsistent with the purpose and intent of such Articles.

ARTICLE VIII

LIMITATIONS ON LIABILITY AND INDEMNIFICATION

A. A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists at the Effective Time or may hereafter be amended. Any repeal or modification of this Section A shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

B. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees and expenses, judgments, fines, amounts to be paid in settlement and excise payments or penalties arising under the Employee Retirement Income Security Act of 1974 (“ERISA”)) reasonably incurred by such Covered Person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the preceding sentence, except as otherwise provided in this Article VIII, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. The Corporation may, by the action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

C. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees and expenses) incurred by a Covered Person in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VIII or otherwise. The rights contained in this Section C shall inure to the benefit of a Covered Person’s heirs, executors and administrators.

D. If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article VIII is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

E. The rights conferred on any Covered Person by this Article VIII shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws of the Corporation, agreement, vote of stockholders or disinterested directors or otherwise.

F. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such individual, corporation, partnership, joint venture, trust or other enterprise against such expense, liability or loss under the DGCL.

G. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person is entitled to collect and is collectible as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, enterprise or non-profit enterprise.

H. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

I. This Article VIII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, to a greater extent or in an manner otherwise different than provided for in this Article VIII when and as authorized by appropriate corporate action.

J. If this Article VIII or any portion hereof will be invalidated on any ground by any court of competent jurisdiction, then the Corporation will nevertheless indemnify each Covered Person entitled to indemnification under Section B of this Article VIII as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Covered Person and for which indemnification is available to such Covered Person pursuant to this Article VIII to the fullest extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE IX

AMENDMENTS TO CERTIFICATE OF INCORPORATION

Except as otherwise provided in this Certificate of Incorporation, the Corporation reserves the right to amend and repeal any provisions contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware, and all rights of stockholders shall be subject to this reservation.

IN WITNESS WHEREOF, the Corporation has executed this Second Amended and Restated Certificate of Incorporation on this ___ day of ________, ____.

By:
Name: Craig Norris Title: Assistant Secretary

Annex E

FINAL FORM

THIRD AMENDED AND RESTATED

BYLAWS

OF

VMWARE, INC.

Incorporated under the Laws of the State of Delaware

ARTICLE I

OFFICES AND RECORDS

Section 1.1 Offices. VMware, Inc. (the “Corporation”) may have such offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.2 Books and Records. The books and records of the Corporation may be kept inside or outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such place, if any, and time as may be fixed by resolution of the Board of Directors.

Section 2.2 Special Meeting. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock and the Certificate of Designations filed by the Corporation with respect thereto (collectively, a “Certificate of Designations”), and except as set forth in the Corporation’s Certificate of Incorporation, as amended or restated (the “Certificate of Incorporation”), special meetings of stockholders of the Corporation may be called only by (1) the Chairman of the Board of Directors or (2) the Board of Directors or the Secretary of the Corporation pursuant to a resolution adopted by a majority of directors then in office.

Section 2.3 Place of Meeting. The Board of Directors or the Chairman of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors or the Chairman of the Board. If no designation is so made, the place of meeting shall be the principal executive office of the Corporation. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may determine that any such meeting shall not be held at any place, but may instead be held solely by means of remote communication.

Section 2.4 Notice of Meeting. Written or printed notice, stating the place, if any, date and time of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be delivered by the Corporation not less than 10 days nor more than 60 days before the date of the meeting, either personally, by mail or by other lawful means, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Except as otherwise permitted by Section 2.8, business may not be conducted at a special meeting of stockholders unless it has been brought before the meeting pursuant to the Corporation’s notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 6.6 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and, unless the Certificate of Incorporation otherwise provides, any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Section 2.5 Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of shares of then-outstanding capital stock of the Corporation representing a majority of the then-outstanding shares entitled to vote generally at a meeting of stockholders, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a separate class or series, the holders of a majority of the then-outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. Attendance of a person at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such person for the purposes of determining whether a quorum exists. The chairman of the meeting or the holders of shares representing a majority of the votes entitled to be cast by stockholders so present may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place, if any, of the adjourned meeting or the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting need be given except as required by law; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.6 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time for the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 2.7 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such manner prescribed by the General Corporation Law of the State of Delaware (the “DGCL”)) by the stockholder, or by his or her duly authorized attorney-in-fact. Such proxy must be filed with the Secretary or his or her representative at or before the time of the meeting at which such proxy will be voted. No proxy shall be valid after three years from the date of its execution, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

Section 2.8 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraphs (A)(2) and (A)(3) of this Section 2.8 is delivered to, or mailed to and received by, the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be, and (iii) who complies with the notice procedures set forth in Paragraphs (A)(2) and (A)(3) of this Section 2.8 or (d) as provided in the Stockholder Agreement, dated as of [        ], 2021 between the Corporation and the stockholders party thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time). Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders. In addition, for business (other than the nomination of persons for election to the Board of Directors) to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law.

(2) For nominations of persons for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Paragraph (A)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing to the Secretary and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of any annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder, to be timely, must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (a) the 90th day prior to such annual meeting and (b) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Except as provided in Section 2.5 of these Bylaws, the public announcement of an adjournment of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3) To be in proper form for purposes of this Section 2.8, a stockholder’s notice to the Secretary (whether pursuant to this Paragraph (A) or Paragraph (B) of this Section 2.8) must set forth:

(a) as to each Proposing Person (as defined below) (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (ii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person (provided that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future);

(b) as to each Proposing Person, (i) any derivative, swap, or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the Corporation, including due to the fact that the value of such derivative, swap, or other transactions are determined by reference to the price, value, or volatility of any shares of any class or series of capital stock of the Corporation, or which derivative, swap, or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of capital stock of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap, or other transactions convey any voting rights in such shares to such Proposing Person,

(y) the derivative, swap, or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap, or other transactions; (ii) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding, or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of capital stock of the Corporation (including the number of shares and class or series of capital stock of the Corporation that are subject to such proxy, agreement, arrangement, understanding, or relationship); (iii) any agreement, arrangement, understanding, or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of capital stock of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of capital stock of the Corporation, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”); (iv) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation; (v) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, or any Synthetic Equity Interests or Short Interests, if any; and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies by such Proposing Person in support of the nominations or business proposed to be brought before the meeting pursuant to Regulation 14A under the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company, or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(c) if such notice pertains to the nomination by the stockholder of a person or persons for election to the Board of Directors (each, a “nominee”), as to each nominee, (i) the name, age, business and residence address, and principal occupation or employment of the nominee; (ii) all other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director in an election contest (whether or not such proxies are or will be solicited), or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; (iii) such nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected; and (iv) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.8 if such nominee were a Proposing Person;

(d) if the notice relates to any business (other than the nomination of persons for election to the Board of Directors) that the stockholder proposes to bring before the meeting, (i) a reasonably brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of each Proposing Person;

(e) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(f) a representation whether any Proposing Person intends or is part of a group that intends (a) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

(4) The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation.

(5) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.8 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming all of the Corporation’s nominees for director or specifying the size of the increased Board of Directors at least 120 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice pursuant to this Section 2.8 shall also be considered timely, but only with respect to nominees for any new seats on the Board of Directors created by such increase, if it is delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(B) Special Meetings of Stockholders.

(1) No business other than that stated in the Corporation’s notice of a special meeting of stockholders shall be transacted at such special meeting. If the business stated in the Corporation’s notice of a special meeting of stockholders includes electing one or more directors to the Board of Directors, nominations of persons for election to the Board of Directors at such special meeting may be made (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraph (B)(2) of this Section 2.8 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting, (ii) who is entitled to vote at the meeting and upon such election, and (iii) who complies with the notice procedures set forth in Paragraph (B)(2) of this Section 2.8; provided, however, that a stockholder may nominate persons for election at a special meeting only to such position(s) as specified in the Corporation’s notice of the meeting.

(2) If a special meeting has been called in accordance with Section 2.2 for the purpose of electing one or more directors to the Board of Directors, then for nominations of persons for election to the Board of Directors to be properly brought before such special meeting by a stockholder pursuant to clause (b) of Paragraph (B)(1) of this Section 2.8, the stockholder (a) must have given timely notice thereof in writing and in the proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 2.8. To be timely, a stockholder’s notice relating to a special meeting shall be delivered to, or mailed to and received by, the Secretary at the principal executive office of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (a) the 90th day prior to such special meeting and (b) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper form for purposes of this Paragraph (B) of this Section 2.8, such notice shall set forth the information required by clauses (a), (b), (c), (e), and (f) of Paragraph (A)(3) of this Section 2.8.

(C) General.

(1) Only such persons as are nominated in accordance with the procedures set forth in this Section 2.8 shall be eligible to be elected at an annual or special meeting of directors to serve as directors, and no business may be conducted at a meeting of stockholders unless it has been brought before the meeting in accordance with the procedures set forth in this Section 2.8. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.8 and, if any proposed nomination or business was not made or proposed in compliance with this Section 2.8, to declare that such non-compliant proposal or nomination be disregarded.

(2) Notwithstanding the foregoing provisions of this Section 2.8, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.8, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(3) For purposes of this Section 2.8, (a) “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and (b) “Proposing Person” means (i) the stockholder giving the notice required by Paragraph (A) or Paragraph (B) of this Section 2.8, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such notice is given, and (iii) any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(4) Notwithstanding the foregoing provisions of this Section 2.8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the nomination of persons for election to the Board of Directors or the proposal of business to be considered by the stockholders at a meeting of stockholders. Paragraph (A) of this Section 2.8 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 2.8 shall be deemed to (a) affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act, (b) confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation’s proxy statement, except to the extent provided in Rule 14a-11 promulgated under the Exchange Act, or (c) affect any rights of the holders of any class or series of Preferred Stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Certificate of Incorporation.

Section 2.9 Required Vote. Except as otherwise provided by law, the Certificate of Incorporation, any Certificate of Designations or these Bylaws, when a quorum is present, the affirmative vote of the holders of shares representing at least a majority of votes actually present in person or represented by proxy at the meeting and entitled to vote on a matter constitutes the act of the stockholders. No stockholder shall be entitled to exercise any right of cumulative voting. Every reference in these Bylaws to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of then-outstanding capital stock of the Corporation (or any one or more classes or series of such stock) shall refer to such majority or other proportion of the votes to which such shares of capital stock entitle their holders to cast as provided in the Certificate of Incorporation or any Certificate of Designations.

Section 2.10 Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

Section 2.11 Stockholder Action by Written Consent. Any action required or permitted to be taken by stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by a written consent or consents by stockholders in lieu of such a meeting.

Section 2.12 Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. If the meeting is to be held solely by means of remote communication, then, in addition to the foregoing requirements, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.13 Specification of Treatment of Abstentions and Broker Non-Votes. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast on a matter affirmatively or negatively shall be valid and binding upon the Corporation. For purposes of these Bylaws, a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities expressly conferred upon the Board of Directors by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number, Tenure, Qualifications and Election of Directors.

(A) The Board of Directors shall consist of not less than six nor more than twelve members. Subject to the limitations of the foregoing sentence and the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed, and may be increased or decreased from time to time, exclusively by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors which the Corporation would have if there were no vacancies at the time such resolution is adopted (the “Entire Board of Directors”).

(B) Each director shall be elected at the annual meeting of stockholders in the manner set forth in the Certificate of Incorporation. A nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder intends to nominate a person for election to the Board in compliance with either (x) the advance notice requirements for stockholder nominees for director set forth in Section 2.8 of these Bylaws, or (y) Rule 14a-11 under the Exchange Act; and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.

(C) Each director shall be elected by the vote of the majority of the votes cast with respect to such director at any meeting for the election of such director at which a quorum is present, provided that, except as otherwise provided by the Certificate of Incorporation, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 3.2, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. If a nominee for director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Corporate Governance Committee will make a recommendation to the Board of Directors to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who has so tendered his or her resignation will not participate in the Board of Directors’ decision.

(D) The directors, other than those who may be elected by holders of any series of Preferred Stock, shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the Entire Board of Directors. The class designation and term of office of each director in office at the time of adoption of these Third Amended and Restated Bylaws (the “Effective Time”) shall remain unchanged following the Effective Time. At each annual meeting of stockholders following the Effective Time, successors to the members of the class of directors having a term expiring at such annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class to be as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If an additional director could be added to more than one class, such director shall be added to the class with the shortest remaining term.

Section 3.3 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, if any, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.4 Special Meetings. Special meetings of the Board of Directors shall be called by the Chairman of the Board, the Chief Executive Officer or a majority of directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, if any, and time of the meetings.

Section 3.5 Notice. Notice of any special meeting of directors shall be given to each director at his or her business or residence (as he or she may specify) in writing by hand delivery, first-class mail, overnight mail or courier service, confirmed facsimile transmission or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least five days before such meeting. If given by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If given by telephone, hand delivery or confirmed facsimile transmission or electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 24 hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 6.6 of these Bylaws.

Section 3.6 Action by Consent of Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.7 Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors, or such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and communicate with each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 3.8 Quorum; Voting. Subject to Section 3.9, at all meetings of the Board of Directors, the presence of a majority of the directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, the directors present thereat may adjourn the meeting without further notice. Attendance of a director at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened shall not constitute the presence of such director for the purposes of determining whether a quorum exists. Except as otherwise provided by the Certificate of Incorporation, the act of a majority of directors present at a meeting at which there is a quorum constitutes the act of the Board of Directors.

Section 3.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation or a Certificate of Designations, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 3.10 Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.

No committee shall have the power or authority in reference to any of the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) altering, amending or repealing any Bylaw, or adopting any new Bylaw.

Section 3.11 Removal. Any director may be removed from office at any time, only for cause, by the affirmative vote of holders of at least a majority of the votes entitled to be cast to elect any such director.

Section 3.12 Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors, and of any committee thereof, and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

Section 3.13 Compensation. The Board of Directors shall have authority to determine from time to time the amount of compensation, if any, that shall be paid to its members for their services as directors and as members of standing or special committees of the Board of Directors. The Board of Directors shall also have power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors as such, special compensation appropriate to the value of such services as determined by the Board of Directors from time to time. Nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.14 Chairman of the Board. The Chairman of the Board, who shall not be deemed an officer of the Corporation, shall be chosen from among the directors. The Chairman of the Board shall, if present and except as set forth in Section 4.3, preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and duties as may from time to time be prescribed by the Board of Directors or these Bylaws. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors. He or she may also preside at any such meeting attended by the Chairman of the Board if he or she is so designated by the Chairman.

ARTICLE IV

OFFICERS

Section 4.1 Officers Designated. The elected officers of the Corporation (the “Elected Officers”) shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such other officers as the Board of Directors from time to time may deem proper. Elected Officers shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such Elected Officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors. Subject to the requirements of the Certificate of Incorporation, the Chairman of the Board or Chief Executive Officer may appoint, such other officers (including one or more Treasurers, Controllers, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers) (each, an “Appointed Officer”) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such Appointed Officers and agents shall have such powers and duties as generally pertain to their respective offices and shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by Chairman of the Board or Chief Executive Officer, as the case may be.

Section 4.2 Term of Office. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign, but, subject to the requirements of the Certificate of Incorporation, any officer may be removed pursuant to the provisions set forth in Section 4.8.

Section 4.3 Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board of Directors, shall act in a general executive capacity and shall control the business and affairs of the Corporation. Subject to the requirements of the Certificate of Incorporation, the Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, except those elected by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors informed of material developments regarding the business of the Corporation and shall consult with them concerning the business of the Corporation.

Section 4.4 President. The President shall have such duties as may be determined from time to time by resolution of the Board of Directors not inconsistent with these Bylaws and, in the absence or incapacity of the Chief Executive Officer, shall also perform the duties of that office. In general, the President shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.5 Vice-Presidents. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Chairman of the Board, Chief Executive Officer, such other officer who the Vice President reports into or by the Board of Directors.

Section 4.6 Chief Financial Officer. The Chief Financial Officer shall act in an executive financial capacity. He or she shall assist the Chairman of the Board and the Chief Executive Officer in the general supervision of the Corporation’s financial policies and affairs. The Chief Financial Officer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Chief Financial Officer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.7 Secretary. The Secretary shall keep, or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; he or she shall see that all notices are duly given in accordance with the provisions of the Certificate of Incorporation, these Bylaws and as required by law; he or she shall be custodian of the records and the seal of the Corporation; and he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

Section 4.8 Removal. Except as otherwise provided by the Certificate of Incorporation, any Elected Officer may be removed by the affirmative vote of a majority of directors then in office whenever, in their judgment, the best interests of the Corporation would be served thereby. Any Appointed Officer may be removed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer whenever, in their, his or her judgment, the best interests of the Corporation would be served thereby. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the Corporation.

Section 4.9 Vacancies. Except as otherwise provided by the Certificate of Incorporation, any newly created elected office and any vacancy in any elected office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the Chairman of the Board or the Chief Executive Officer because of death, resignation or removal may be filled by the Chairman of the Board or the Chief Executive Officer.

ARTICLE V

STOCK

Section 5.1 Stock Certificates and Transfers; Direct Registration.

(A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. Subject to the satisfaction of any additional requirements specified in the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

(B) Notwithstanding any other provision in these Bylaws, the Board of Directors may resolve to adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates (a “Direct Registration System”), including provisions for notice to purchasers in substitution for any required statements on certificates, and as may be required by applicable corporate securities laws or stock exchange listing rules. Any Direct Registration System so adopted shall not become effective as to issued and outstanding certificated securities until the certificates therefor have been surrendered to the Corporation.

Section 5.2 Record Date.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 days nor less than 10 days before the date of such meeting of stockholders, nor more than 60 days prior to the time for such other action as described above. If the Board of Directors so fixes a date for notice of any meeting of stockholders or any adjournment thereof, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 5.2 at the adjourned meeting.

Section 5.3 Lost, Mutilated, Stolen or Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, mutilated, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors, or any financial officer of the Corporation, may in its, or his or her, discretion require.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1 Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 6.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

Section 6.3 Seal. The corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and around the margin thereof the words “VMware, Inc.”

Section 6.4 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or any committee thereof.

Section 6.5 Reliance upon Books, Reports and Records. The Board of Directors, each committee thereof, each member of the Board of Directors and such committees and each officer of the Corporation shall, in the performance of its, his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or documents presented to it or them by any of the Corporation’s officers or employees, by any committee of the Board of Directors or by any other person as to matters that the Board, such committee, such member or such officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 6.6 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 6.7 Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, or a committee thereof, and it shall be the duty of the Board of Directors, or such committee, to cause such audit to be done annually.

Section 6.8 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board, the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective, other than as required by Section 3.2.

Section 6.9 Indemnification and Insurance.

(A) As and to the extent provided in the Certificate of Incorporation, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists at the Effective Time or may hereafter be amended. Any repeal or modification of this paragraph (A) shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

(B) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees and expenses, judgments, fines, amounts to be paid in settlement and excise payments or penalties arising under the Employee Retirement Income Security Act of 1974 (“ERISA”)) reasonably incurred by such Covered Person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the preceding sentence, except as otherwise provided in this Section 6.9, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. The Corporation may, by the action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(C) The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees and expenses) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Section 6.9 or otherwise. The rights contained in this paragraph (C) shall inure to the benefit of a Covered Person’s heirs, executors and administrators.

(D) If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Section 6.9 is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

(E) The rights conferred on any Covered Person by this Section 6.9 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of these Bylaws or the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise.

(F) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such individual or entity against such expense, liability or loss under the DGCL.

(G) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person is entitled to collect and is collectible as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, enterprise or non-profit enterprise.

(H) Any repeal or modification of the foregoing provisions of this Section 6.9 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

(I) This Section 6.9 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons, to a greater extent or in an manner otherwise different than provided for in this Section 6.9 when and as authorized by appropriate corporate action.

(J) If this Section 6.9 or any portion hereof will be invalidated on any ground by any court of competent jurisdiction, then the Corporation will nevertheless indemnify each Covered Person entitled to indemnification under paragraph (B) of this Section 6.9 as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Covered Person and for which indemnification is available to such Covered Person pursuant to this Section 6.9 to the fullest extent permitted by any applicable portion of this Section 6.9 that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 6.10 Establishing Forum for Certain Actions. Unless the Corporation consents in writing to the selection of any alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine.

Section 6.11 Remote Communication. For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, so long as (i) the Corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation implements reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholder, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE VII

CONTRACTS, PROXIES, ETC.

Section 7.1 Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the

Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time specify. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer or such other persons as the Board of Directors may authorize may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such person of responsibility with respect to the exercise of such delegated power.

Section 7.2 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes that the Corporation may be entitled to cast as the holder of stock or other securities in any other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed, in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.

ARTICLE VIII

AMENDMENTS

Amendments. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting; provided, however, that, in the case of amendments by the Board of Directors, notwithstanding any other provisions of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, the affirmative vote of a majority of the Entire Board of Directors shall be required to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw. Notwithstanding any other provision of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by the Certificate of Incorporation or by a Certificate of Designations, the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast by the holders of Common Stock shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of these Bylaws, or to adopt any new Bylaw; provided, however, that, the affirmative vote of the holders of shares representing at least 67% of votes entitled to be cast thereon shall be required for the stockholders of the Corporation to alter, amend, repeal or adopt any Bylaw inconsistent with the following provisions of these Bylaws: Sections 2.1, 2.2, 2.4, 2.5, 2.6, 2.8, 2.9 and 2.11 of Article II, Sections 3.1, 3.2, 3.9 and 3.11 of Article III, Section 6.9 of Article VI and this Section 8.1 of Article VIII or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).